Exhibit (c)(iii)

FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee As of November 24, 2025

FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Table of Contents Valuation as of November 24, 2025 Table of Contents Exhibit # Conclusion Summary of Value . Exhibit 1 Fairness Opinion Analysis Football Field Analysis—Common Stock, Class B, and Class C Exhibit 2 Football Field Analysis—Class A Preferred .. Exhibit 3 Football Field Analysis – Historical Share Price (90-Day, 52-Week, and Pre-announcement) Exhibit 4 Historical Financial Statements Analysis Comparative Balance Sheets .Exhibit 5 Comparative Income Statements ...Exhibit 6 Financial Ratio Analysis .Exhibit 7 Income Approach Discounted Cash Flow Analysis . Exhibit 8 Tax Amortization Benefit (TAB) . Exhibit 9 Working Capital Analysis ... Exhibit 10 Depreciation and Capital Expenditures Analysis Exhibit 11 WACC—Capital Asset Pricing Model . Exhibit 12 Market Approach Guideline Public Company—BS & IS Analysis Exhibit 13 Guideline Public Company—Ratio Analysis Exhibit 14 Guideline Public Company—Trend Analysis ...Exhibit 15 Guideline Public Company—Benchmarking ... Exhibit 16 Guideline Public Company—Market and Financial Data .Exhibit 17 Guideline Public Company—Multiple Analysis Exhibit 18 Market Approach: Guideline Public Company Method ... Exhibit 19 One Day Stock Premium Market Transactions .. Exhibit 20 Cost Approach Liquidation Scenario—Third Party Collection . Exhibit 21 Adjusted Book Value Method (Special Committee Calculation) ..Exhibit 22 Discounts Discount for Lack of Marketability Summary—Class A Preferred Stock ..Exhibit 23 Marketability Discount—Class A Preferred Stock ... Exhibit 24 Equity Volatility Computation . Exhibit 25 Restricted Stock Studies Exhibit 26 Voting vs. Non-Voting Stock Studies—Class A Preferred Stock .Exhibit 27 Guideline Public Company Tearsheet GPC FONAR Corporation .. GPC 1 Ardent Health, Inc ..GPC 2 Astrana Health, Inc GPC 3 Bruker Corporation GPC 4 Community Health Systems, Inc GPC 5 HCA Healthcare, Inc .. GPC 6 Hologic, Inc GPC 7 Nutex Health Inc GPC 8 RadNet, Inc ... GPC 9 Tenet Healthcare Corporation GPC 10

Exhibit 1
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Summary of Value
Valuation as of November 24, 2025
(in Thousands)

	Valuation Method	Weight (1)	Value Indications Low	Mid	High
	Income Approach				
(2)	Discounted Cash Flow Method	50.0%	$ 97,600	$ 100,600	$ 104,000
	Market Approach				
(3)	Guideline Public Company Method	25.0%	$ 101,900	$ 108,400	$ 114,900
	Cost Approach				
(4)	Liquidation Scenario	25.0%	$ 87,800	$ 88,800	$ 89,700
(5)	Adjusted Book Value Method	0.0%	$ 97,200	$ 97,200	$ 97,200
	Fair Market Value of Total Equity (Control, Marketable)		$ 96,225	$ 99,600	$ 103,150
(6)	Shares Outstanding (Fully Diluted, As-Converted) - Actual Shares:				
	Common Stock (Excludes 34,840 held in Treasury)		6,203,465	6,203,465	6,203,465
	Class B Common Stock		146	146	146
	Class C Common Stock (3:1 Conversion - 382,513)		127,504	127,504	127,504
(7)	Class A Preferred Stock		313,438	313,438	313,438
	Divided by: Fully-Diluted Number of Shares Outstanding - in Thousands		6,644.55	6,644.55	6,644.55
	Fair Market Value Per Share - Fully-Diluted (Control, Marketable Basis)		$ 14.48	$ 14.99	$ 15.52
	Less: Discount for Lack of Marketability (25.0%)		(3.62)	(3.75)	(3.88)
	Fair Market Value Per Share - Fully-Diluted (Non-Marketable)		$ 10.86	$ 11.24	$ 11.64
	Less: Discount for Non-Voting (5.0%)		(0.54)	(0.56)	(0.58)
	Fair Market Value Per Share - Fully-Diluted (Non-Marketable, Non-Voting)		$ 10.32	$ 10.68	$ 11.06

	Implied Control Premium - Common Stock, Class B, and Class C	Low	Mid	High
	Offer Price (Common Stock, Class B, and Class C) Per Share vs Fair Market Value Per Share			
	Offer Price for Common Stock, Class B, and Class C as of November 24, 2025 (A)	$ 18.50	$ 18.50	$ 18.50
	Fair Market Value Per Share - Fully-Diluted (Control, Marketable Basis) (B)	$ 14.48	$ 14.99	$ 15.52
	Implied Control Premium (A / B - 1)	27.7%	23.4%	19.2%
	Offer Price Common Stock, Class B, and Class C Per Share vs 90 Day Average Price Per Share			
	Offer Price for Common Stock, Class B, and Class C as of November 24, 2025 (A)	$ 18.50	$ 18.50	$ 18.50
(8)	FONAR 90 Day Average Closing Price - November 24, 2025 (B)	$ 15.38	$ 15.38	$ 15.38
	Implied Control Premium (A / B - 1)	20.3%	20.3%	20.3%

	Implied Control Premium - Class A Preferred Stock	Low	Mid	High
	Offer Price (Class A Preferred Stock) Per Share vs Fair Market Value Per Share			
	Offer Price for Class A Preferred Stock as of November 24, 2025 (A)	$ 12.50	$ 12.50	$ 12.50
	Fair Market Value Per Share - Fully-Diluted (Non-Marketable, Non-Voting) (B)	$ 10.32	$ 10.68	$ 11.06
	Implied Control Premium (A / B - 1)	21.1%	17.0%	13.0%
	Offer Price Class A Preferred Stock Per Share vs 90 Day Average Price Per Share			
	Offer Price for Class A Preferred Stock as of November 24, 2025 (A)	$ 12.50	$ 12.50	$ 12.50
	FONAR 90 Day Average Closing Price - November 24, 2025 (B)	$ 15.38	$ 15.38	$ 15.38
	Implied Control Premium (A / B - 1)	-18.7%	-18.7%	-18.7%

	Market Reference Data - Control Premium	Low	Mid	High
(9)	One Day Stock Premium Market Transactions	15.00%	21.0%	29.0%

DRAFT

Notes:

(1) A lower weight was assigned to the Market Approach due to differences in size and core business operations between FONAR and the selected guideline public companies.
Similarly, the Liquidation Scenario under the Cost Approach was given less weight, as the Company's demonstrated ability to generate positive cash flows makes a liquidation outcome unlikely.
The Adjusted Book Value Method was assigned a 0% weighting, as the Company's A/R collections are expected to occur gradually over multiple years, whereas this approach does not take into account the timing of such collections. The A/R asset includes both patient/payor A/R and management fee A/R, with the latter requiring years to collect.

(2) See Exhibit 8.

(3) See Exhibit 19.

(4) See Exhibit 21.

(5) See Exhibit 22.

(6) Total common-equivalent shares of 6,331,115 reflect 6,203,465 Common, 146 Class B , and 127,504 Common equivalents from 382,513 Class C shares (3:1 conversion ratio), per the merger agreement.

(7) Based on updated clarification from the Company and its counsel, we were advised that the Class A Preferred Stock participates pari passu with the Common Stock.
The only economic distinctions for Class A, relative to the other classes, it is non-voting and not publicly traded (i.e., lacks marketability).

(8) Reflects the 90-day average closing price.

(9) See Exhibit 20.

Exhibit 2 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Football Field Analysis—Common Stock, Class B, and Class C Valuation as of November 24, 2025 Price Per Share Offer Price Common Stock, Class B, and Class C—$18.50 $14.48 $15.52 Weighted $14.69 $15.65 DCF $15.34 $17.29 GPC $13.21 $13.50 Liquidation $14.07 $16.30 Price 90D Range (As of 11/24/25) $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 Notes: Calculated based on information presented in Exhibit 1.

Exhibit 3 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Football Field Analysis—Class A Preferred Valuation as of November 24, 2025 Offer Price Class A Price Per Share Preferred $12.50 $10.32 $11.06 Weighted $10.47 $11.15 DCF $10.93 $12.32 GPC $9.41 $9.62 Liquidation $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 $19.00 Notes: Calculated based on information presented in Exhibit 1.

Exhibit 4 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Football Field Analysis—Commeon Stock, Class B, And Class C Valuation as of november 24,2025

Exhibit 5
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Comparative Balance Sheets
Valuation as of November 24, 2025

(in $ Thousands)

	Fiscal Years Ended June 30, 2021		2022		2023		2024		2025		As of 9/30/2025	
Assets												
Cash & Equivalents	$ 44,460	23.5%	$ 48,723	24.4%	$ 51,280	25.6%	$ 56,341	26.3%	$ 56,334	26.0%	$ 54,276	24.9%
Short-Term Investments	32	0.0%	32	0.0%	33	0.0%	136	0.1%	120	0.1%	122	0.1%
Accounts Receivable	61,200	32.3%	66,467	33.3%	70,171	35.0%	79,846	37.3%	82,944	38.2%	84,468	38.7%
Inventory	1,663	0.9%	2,360	1.2%	2,570	1.3%	2,715	1.3%	2,813	1.3%	2,748	1.3%
Prepaid Expenses and Other Current Assets	1,227	0.6%	1,104	0.6%	1,608	0.8%	1,286	0.6%	2,604	1.2%	2,121	1.0%
Total Current Assets	108,583	57.3%	118,686	59.5%	125,661	62.6%	140,324	65.5%	144,815	66.7%	143,735	65.8%
Net Property & Equipment	21,850	11.5%	22,282	11.2%	22,146	11.0%	18,709	8.7%	18,532	8.5%	19,449	8.9%
Goodwill	4,269	2.3%	4,269	2.1%	4,269	2.1%	4,269	2.0%	4,269	2.0%	4,269	2.0%
Intangible Assets, Net	4,038	2.1%	3,704	1.9%	3,432	1.7%	2,870	1.3%	2,992	1.4%	3,251	1.5%
Right of Use Assets - Operating Leases	30,133	15.9%	34,232	17.2%	33,069	16.5%	38,428	17.9%	35,136	16.2%	36,122	16.5%
Right of Use Asset - Financing Leases	1,127	0.6%	928	0.5%	729	0.4%	530	0.2%	377	0.2%	320	0.1%
Accounts Receivable Long-Term	2,880	1.5%	1,872	0.9%	710	0.4%	829	0.4%	3,550	1.6%	3,471	1.6%
Deferred Tax Assets, Long-Term	15,959	8.4%	12,842	6.4%	10,042	5.0%	7,223	3.4%	6,346	2.9%	6,314	2.9%
Other Long-Term Assets	667	0.4%	526	0.3%	524	0.3%	481	0.2%	476	0.2%	854	0.4%
Loans Receivable, Long-Term	-	0.0%	-	0.0%	-	0.0%	581	0.3%	555	0.3%	567	0.3%
Total Noncurrent Assets	59,073	31.2%	58,374	29.3%	52,775	26.3%	55,213	25.8%	53,701	24.7%	55,168	25.3%
Total Assets	**189,506**	**100.0%**	**199,342**	**100.0%**	**200,582**	**100.0%**	**214,246**	**100.0%**	**217,048**	**100.0%**	**218,352**	**100.0%**
Liabilities & Equity												
Current Portion of Long-Term Debt	$ 173	0.1%	$ 40	0.0%	$ 44	0.0%	$ 47	0.0%	$ -	0.0%	$ -	0.0%
Financing Lease Liability, Current Portion	203	0.1%	210	0.1%	218	0.1%	226	0.1%	244	0.1%	244	0.1%
Accounts Payable	1,866	1.0%	1,551	0.8%	1,579	0.8%	1,856	0.9%	1,302	0.6%	2,520	1.2%
Accrued Expenses	6,279	3.3%	5,180	2.6%	4,822	2.4%	5,131	2.4%	6,975	3.2%	5,088	2.3%
Operating Lease Liability-current Portion	3,534	1.9%	3,880	1.9%	3,905	1.9%	3,474	1.6%	3,383	1.6%	3,668	1.7%
Unearned Revenue	5,112	2.7%	4,650	2.3%	4,435	2.2%	4,314	2.0%	4,866	2.2%	4,794	2.2%
Income Tax Payable	774	0.4%	382	0.2%	48	0.0%	1,461	0.7%	-	0.0%	-	0.0%
Other Current Liabilities	2,109	1.1%	855	0.4%	574	0.3%	1,349	0.6%	354	0.2%	351	0.2%
Total Current Liabilities	20,049	10.6%	16,749	8.4%	15,624	7.8%	17,857	8.3%	17,124	7.9%	16,665	7.6%
Long-Term Debt	760	0.4%	155	0.1%	115	0.1%	67	0.0%	-	0.0%	-	0.0%
Financing Lease Liability - Long-Term	1,048	0.6%	838	0.4%	620	0.3%	395	0.2%	143	0.1%	102	0.0%
Operating Lease Liability, Long Term	28,975	15.3%	33,091	16.6%	32,105	16.0%	37,468	17.5%	35,149	16.2%	35,918	16.4%
Unearned Revenue, Non-Current	2,801	1.5%	1,857	0.9%	760	0.4%	1,175	0.5%	3,801	1.8%	3,682	1.7%
Deferred Tax	238	0.1%	216	0.1%	395	0.2%	372	0.2%	372	0.2%	321	0.1%
Other Liabilities	171	0.1%	107	0.1%	42	0.0%	32	0.0%	173	0.1%	176	0.1%
Due to Related Medical Practices	93	0.0%	93	0.0%	93	0.0%	93	0.0%	93	0.0%	93	0.0%
Total Long-Term Liabilities	34,087	18.0%	36,357	18.2%	34,130	17.0%	39,601	18.5%	39,729	18.3%	40,292	18.5%
Total Liabilities	54,136	28.6%	53,106	26.6%	49,755	24.8%	57,458	26.8%	56,854	26.2%	56,957	26.1%
Common Stock	1	0.0%	1	0.0%	1	0.0%	1	0.0%	1	0.0%	1	0.0%
Additional Paid In Capital	185,101	97.7%	184,532	92.6%	182,613	91.0%	180,608	84.3%	178,757	82.4%	178,757	81.9%
Retained Earnings	(46,008)	-24.3%	(33,567)	-16.8%	(24,191)	-12.1%	(13,624)	-6.4%	(5,199)	-2.4%	(3,025)	-1.4%
Treasury Stock	(675)	-0.4%	(675)	-0.3%	(516)	-0.3%	(1,017)	-0.5%	(860)	-0.4%	(860)	-0.4%
Minority Interest	(3,049)	-1.6%	(4,054)	-2.0%	(7,079)	-3.5%	(9,180)	-4.3%	(12,504)	-5.8%	(13,478)	-6.2%
Total Stockholders' Equity	135,370	71.4%	146,236	73.4%	150,827	75.2%	156,788	73.2%	160,195	73.8%	161,395	73.9%
Total Liabilities & Equity	**$ 189,506**	**100.0%**	**$ 199,342**	**100.0%**	**$ 200,582**	**100.0%**	**$ 214,246**	**100.0%**	**$ 217,048**	**100.0%**	**$ 218,352**	**100.0%**

Working Capital Calculations - As a % of Total Assets	2021		2022		2023		2024		2025		As of 9/30/2025	
Working Capital (WC)	$ 88,534	46.7%	$ 101,937	51.1%	$ 110,036	54.9%	$ 122,467	57.2%	$ 127,691	58.8%	$ 127,070	58.2%
Debt-Free Working Capital (DFWC)	$ 88,910	46.9%	$ 102,188	51.3%	$ 110,298	55.0%	$ 122,740	57.3%	$ 127,935	58.9%	$ 127,314	58.3%
Debt-Free, Cash-Free Working Capital (DFCFWC)	$ 44,417	23.4%	$ 53,432	26.8%	$ 58,985	29.4%	$ 66,263	30.9%	$ 71,481	32.9%	$ 72,916	33.4%

Notes:

Financials for 2021 through 2024 are sourced from the Company's audited financial statements, while 2025 financials are based on the Company's internal statements.

DRAFT

Exhibit 6
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Comparative Income Statements
Valuation as of November 24, 2025
(in $ Thousands)

	Fiscal Years Ended June 30,										TTM		YTD		YTD	
	2021		2022		2023		2024		2025		9/30/2025		9/30/25		9/30/24	
Net Service and Repair Fees-related Parties	110	0.1%	110	0.1%	110	0.1%	139	0.1%	180	0.2%	180	0.2%	45	0.2%	45	0.2%
Product Sales	1,288	1.4%	518	0.5%	732	0.7%	738	0.7%	563	0.5%	759	0.7%	316	1.2%	120	0.5%
Net Service and Repair Fees	7,639	8.5%	7,591	7.8%	7,419	7.5%	7,452	7.2%	8,234	7.9%	8,424	8.0%	2,182	8.4%	1,992	8.0%
Net Patient Fee Revenue	23,307	25.9%	29,582	30.3%	29,794	30.2%	33,816	32.9%	33,179	31.8%	33,264	31.5%	7,572	29.1%	7,487	30.0%
Management Fees	10,976	12.2%	11,564	11.8%	11,950	12.1%	11,950	11.6%	11,950	11.5%	11,950	11.3%	2,987	11.5%	2,987	12.0%
Management and Other Fees	46,609	51.8%	48,227	49.4%	48,640	49.3%	48,789	47.4%	50,245	48.1%	50,857	48.2%	12,941	49.7%	12,329	49.4%
Net Revenue	**$ 89,930**	**100.0%**	**$ 97,592**	**100.0%**	**$ 98,645**	**100.0%**	**$ 102,884**	**100.0%**	**104,351**	**100.0%**	**105,434**	**100.0%**	**$ 26,043**	**100.0%**	**$ 24,960**	**100.0%**
Cost of Goods Sold																
Costs Related to Patient Fee Revenue	10,918	12.1%	13,308	13.6%	16,183	16.4%	18,200	17.7%	19,131	18.3%	19,414	18.4%	4,929	18.9%	4,646	18.6%
Costs Related to Management and Other Fees - Related Party	6,341	7.1%	6,568	6.7%	5,807	5.9%	6,144	6.0%	5,969	5.7%	5,860	5.6%	1,464	5.6%	1,573	6.3%
Costs Related to Service and Repair Fees	2,741	3.0%	2,991	3.1%	3,034	3.1%	3,578	3.5%	4,509	4.3%	4,477	4.2%	1,059	4.1%	1,091	4.4%
Costs Related to Product Sales	1,033	1.1%	417	0.4%	852	0.9%	1,052	1.0%	1,018	1.0%	1,121	1.1%	324	1.2%	221	0.9%
Costs Related to Management and Other Fees	25,385	28.2%	27,251	27.9%	26,976	27.3%	28,627	27.8%	26,768	25.7%	27,261	25.9%	7,812	30.0%	7,319	29.3%
Costs Related to Service and Repair Fees-related Parties	39	0.0%	43	0.0%	45	0.0%	144	0.1%	324	0.3%	265	0.3%	8	0.0%	67	0.3%
Total Cost of Goods Sold	46,456	51.7%	50,578	51.8%	52,897	53.6%	57,744	56.1%	57,718	55.3%	58,397	55.4%	15,596	59.9%	14,917	59.8%
Gross Profit	43,474	48.3%	47,014	48.2%	45,748	46.4%	45,140	43.9%	46,633	44.7%	47,037	44.6%	10,447	40.1%	10,043	40.2%
Operating Expenses:																
Selling, General and Administrative Expenses	20,658	23.0%	18,977	19.4%	24,851	25.2%	22,272	21.6%	28,969	27.8%	30,525	29.0%	5,623	21.6%	4,067	16.3%
R & D Exp.	1,636	1.8%	1,494	1.5%	1,568	1.6%	1,736	1.7%	1,576	1.5%	1,709	1.6%	440	1.7%	307	1.2%
Depreciation	3,697	4.1%	4,114	4.2%	4,149	4.2%	4,227	4.1%	3,911	3.7%	3,886	3.7%	949	3.6%	974	3.9%
Amort. of Intangibles	385	0.4%	422	0.4%	392	0.4%	369	0.4%	578	0.6%	730	0.7%	241	0.9%	89	0.4%
Total Operating Expenses	26,376	29.3%	25,007	25.6%	30,959	31.4%	28,605	27.8%	35,034	33.6%	36,850	35.0%	7,253	27.9%	5,437	21.8%
Operating Profit (EBIT)	17,098	19.0%	22,007	22.6%	14,789	15.0%	16,535	16.1%	11,599	11.1%	10,187	9.7%	3,194	12.3%	4,606	18.5%
Other Income (Expenses)																
Interest Expense	(249)	-0.3%	(347)	-0.4%	(50)	-0.1%	(77)	-0.1%	(26)	0.0%	(19)	0.0%	(1)	0.0%	(8)	0.0%
Investment Income	312	0.3%	247	0.3%	1,222	1.2%	2,126	2.1%	2,119	2.0%	1,954	1.9%	474	1.8%	639	2.6%
Investment Income-related Party	-	0.0%	-	0.0%	-	0.0%	26	0.0%	52	0.0%	51	0.0%	12	0.0%	13	0.1%
Other Income (Expenses)	504	0.6%	861	0.9%	(203)	-0.2%	79	0.1%	36	0.0%	40	0.0%	3	0.0%	(1)	0.0%
Other Income (Expenses)-related Party	-	0.0%	-	0.0%	-	0.0%	577	0.6%	-	0.0%	-	0.0%	-	0.0%		0.0%
Total Other Income (Expenses)	568	0.6%	762	0.8%	969	1.0%	2,731	2.7%	2,181	2.1%	2,026	1.9%	488	1.9%	643	2.6%
Profit (Loss) Before Taxes	17,665	19.6%	22,769	23.3%	15,759	16.0%	19,266	18.7%	13,780	13.2%	12,213	11.6%	3,682	14.1%	5,249	21.0%
Minority Interest	3,466	3.9%	4,794	4.9%	2,751	2.8%	3,530	3.4%	2,339	2.2%	1,880	1.8%	406	1.6%	865	3.5%
Income Tax Expense (Benefit)	3,992	4.4%	5,534	5.7%	3,632	3.7%	5,169	5.0%	3,017	2.9%	2,780	2.6%	1,012	3.9%	1,249	5.0%
Net Income (Loss)	**$ 10,208**	**11.4%**	**$ 12,441**	**12.7%**	**$ 9,376**	**9.5%**	**$ 10,567**	**10.3%**	**$ 8,424**	**8.1%**	**$ 7,553**	**7.2%**	**$ 2,264**	**8.7%**	**$ 3,135**	**12.6%**
Adjusted EBITDA Calculation																
Operating Profit (EBIT)	17,098	19.0%	22,007	22.6%	14,789	15.0%	16,535	16.1%	11,599	11.1%	10,187	9.7%	3,194	12.3%	4,606	18.5%
Add: Depreciation	3,697	4.1%	4,114	4.2%	4,149	4.2%	4,227	4.1%	3,911	3.7%	3,886	3.7%	949	3.6%	974	3.9%
Add: Amortization	385	0.4%	422	0.4%	392	0.4%	369	0.4%	578	0.6%	730	0.7%	241	0.9%	89	0.4%
EBITDA	**21,179**	**23.6%**	**26,542**	**27.2%**	**19,329**	**19.6%**	**21,132**	**20.5%**	**16,088**	**15.4%**	**14,803**	**14.0%**	**4,384**	**16.8%**	**5,669**	**22.7%**
Additional Data																
Distributions to Holders of Minority Interest	$ 6,570	4.9%	$ 5,822	4.0%	$ 5,776	3.8%	$ 5,630	3.6%	$ 5,306	3.3%	$ 5,140	3.2%	$ 1,380	5.3%	$ 1,546	6.2%
Capital Expenditures	$ 3,533	3.9%	$ 4,545	4.7%	$ 4,218	4.3%	$ 790	0.8%	$ 3,560	3.4%	$ 3,621	3.4%	$ 1,866	7.2%	$ 1,805	7.2%

Notes:
Financials for 2021 through 2024 are sourced from the Company's audited financial statements, while 2025 financials are based on the Company's internal statements.

DRAFT

Exhibit 7
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Financial Ratio Analysis
Valuation as of November 24, 2025

	Fiscal Year End as of June 30, 2021	2022	2023	2024	2025	TTM 9/30/2025	FYE Average	FYE Median
Short-Term Liquidity Measures								
Current Ratio	5.4	7.1	8.0	7.9	8.5	8.6	7.4	7.9
Quick Ratio	5.3	6.9	7.8	7.6	8.1	8.3	7.1	7.6
Activity Ratios								
Accounts Receivable Turnover	1.5	1.5	1.4	1.3	1.3	1.2	1.4	1.4
Accounts Collection Period (Days)	248.4	248.6	259.6	283.3	290.1	292.4	266.0	259.6
Inventory Turnover	27.9	21.4	20.6	21.3	20.5	21.3	22.3	21.3
Inventory Holding Period (Days)	13.1	17.0	17.7	17.2	17.8	17.2	16.6	17.2
Fixed Asset Turnover Ratio	4.1	4.4	4.5	5.5	5.6	5.4	4.8	4.5
Total Asset Turnover Ratio	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5
Working Capital Measures								
Sales-to-Working Capital	1.0	1.0	0.9	0.8	0.8	0.8	0.9	0.9
Working Capital / Sales (%)	98.4%	104.5%	111.5%	119.0%	122.4%	120.5%	111.2%	111.5%
Debt-Free Working Capital / Sales (%)	98.9%	104.7%	111.8%	119.3%	122.6%	120.8%	111.5%	111.8%
Debt-Free, Cash-Free Working Capital / Sales (%)	49.4%	54.8%	59.8%	64.4%	68.5%	69.2%	59.4%	59.8%
Leverage Ratios								
Total Debt-to-Total Capital	1.6%	0.8%	0.7%	0.5%	0.2%	0.2%	0.8%	0.7%
Equity-to-Total Capital	98.4%	99.2%	99.3%	99.5%	99.8%	99.8%	99.2%	99.3%
Total Liabilities-to-Total Assets	28.6%	26.6%	24.8%	26.8%	26.2%	26.1%	26.6%	26.6%
Equity-to-Total Assets	71.4%	73.4%	75.2%	73.2%	73.8%	73.9%	73.4%	73.4%
Fixed Assets-to-Equity	0.2	0.2	0.1	0.1	0.1	0.1	0.1	0.1
EBITDA / Interest Expense	85.2	76.6	385.8	274.8	628.2	795.4	290.1	274.8
Return Measurements								
Return on Equity (ROE)	7.5%	8.5%	6.2%	6.7%	5.3%	4.7%	6.9%	6.7%
Return on Investment (ROI)	7.6%	8.7%	6.2%	6.8%	5.3%	4.7%	6.9%	6.8%
Return on Total Assets (ROA)	5.5%	6.4%	4.7%	5.0%	3.9%	3.5%	5.1%	5.0%
Asset Utilization Ratios								
Sales-to-Cash	2.0	2.0	1.9	1.8	1.8	1.9	1.9	1.9
Sales-to-Accounts Receivable	1.5	1.5	1.4	1.3	1.3	1.2	1.4	1.4
Sales-to-Inventory	54.1	41.4	38.4	37.9	37.1	38.4	41.8	38.4
Growth Over Prior Year								
Total Revenue (%)	NA	8.5%	1.1%	4.3%	1.4%	1.0%	3.8%	2.9%
EBITDA (%)	NA	25.3%	-27.2%	9.5%	-24.0%	-8.0%	-4.1%	-7.3%
EBIT (%)	NA	28.7%	-32.8%	11.8%	-29.9%	-12.2%	-5.5%	-9.0%

Notes:
Calculated based on data presented in Exhibit 5 and Exhibit 6.

DRAFT

(1) Net Revenue % Growth (1) Cost of Goods Sold % of Net Revenue Gross Profit % of Net Revenue (1) Total Operating Expenses (Excl. D&A) % of Net Revenue EBITDA % of Net Revenue (2) Depreciation EBIT % of Net Revenue (3) Income Tax Expense (@ 27.0%) Debt-Free Net Income (2) Add: Depreciation (2) Less: Capital Expenditures (4) Less: Decrease / (Increase) in Working Capital Net Cash Flow Discount Period (Mid-Year Convention) (5) Present Value Factor (@ 14.5%) Present Value of Cash Flow Present Value of Cash Flows Present Value of Terminal Value Present Value of Total Cash Flows (6) Add: Present Value of Tax Amortization Benefit Enterprise Value (Control) (7) Add: Cash & Cash Equivalents (8) Less: American Transit Insurance Company—Reserve (7) Less: Total Interest Bearing Debt Fair Market Value of Total Equity (Control) (9) Less: Minority Interest (@ 29.37%) Fair Market Value of Common Equity—Control (Rounded) Exhibit 8 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Discounted Cash Flow Analysis Valuation as of November 24, 2025 (in $ Thousands) Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 Terminal $ 107,543 $ 109,694 $ 111,888 $ 114,125 $ 116,408 $ 118,736 $ 121,111 $ 123,533 $ 126,004 $ 128,524 $ 131,094 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 59,149 60,332 61,538 62,769 64,024 65,305 66,611 67,943 69,302 70,688 72,102 55.0% 55.0% 55.0% 55.0% 55.0% 55.0% 55.0% 55.0% 55.0% 55.0% 55.0% 48,394 49,362 50,349 51,356 52,384 53,431 54,500 55,590 56,702 57,836 58,992 45.0% 45.0% 45.0% 45.0% 45.0% 45.0% 45.0% 45.0% 45.0% 45.0% 45.0% 32,215 31,697 31,134 32,121 33,123 32,671 33,739 34,829 34,941 36,075 36,797 30.0% 28.9% 27.8% 28.1% 28.5% 27.5% 27.9% 28.2% 27.7% 28.1% 28.1% 16,180 17,666 19,216 19,236 19,261 20,761 20,761 20,761 21,761 21,761 22,196 15.0% 16.1% 17.2% 16.9% 16.5% 17.5% 17.1% 16.8% 17.3% 16.9% 16.9% 4,096 6,084 6,128 6,172 6,218 4,320 2,422 2,471 2,520 2,570 2,622 12,084 11,582 13,088 13,063 13,043 16,441 18,338 18,290 19,240 19,190 19,574 11.2% 10.6% 11.7% 11.4% 11.2% 13.8% 15.1% 14.8% 15.3% 14.9% 14.9% 3,263 3,127 3,534 3,527 3,522 4,439 4,951 4,938 5,195 5,181 5,285 8,821 8,455 9,554 9,536 9,521 12,002 13,387 13,352 14,046 14,009 14,289 4,096 6,084 6,128 6,172 6,218 4,320 2,422 2,471 2,520 2,570 2,622 (2,151) (2,194) (2,238) (2,283) (2,328) (2,375) (2,422) (2,471) (2,520) (2,570) (2,622) (1,457) (1,487) (1,517) (1,548) (1,578) (1,610) (1,642) (1,675) (1,709) (1,743) (1,778) $ 9,309 $ 10,857 $ 11,927 $ 11,878 $ 11,832 $ 12,337 $ 11,745 $ 11,677 $ 12,337 $ 12,266 $ 12,511 0.50 1.50 2.50 3.50 4.50 5.50 6.50 7.50 8.50 9.50 0.9345 0.8162 0.7128 0.6226 0.5437 0.4749 0.4147 0.3622 0.3163 0.2763 $ 8,700 $ 8,861 $ 8,502 $ 7,395 $ 6,434 $ 5,858 $ 4,871 $ 4,229 $ 3,903 $ 3,389 Terminal Value $ 62,142 Terminal Year Cash Flow $ 12,511 $ 27,653 (10) Divided by: Capitalization Rate 12.5% $ 89,795 Terminal Year Value $ 100,090 655 Multiplied by: Present Value Factor 0.2763 $ 90,450 Present Value of Terminal Value $ 27,653 54,276 Implied Revenue Exit Multiple 0.8x (2,349) Implied EBITDA Exit Multiple 4.5x -$ 142,376 $ (41,816) $ 100,600 Notes: (1) Per Management, revenue growth over the forecast period was expected to be nominal, with the long-term growth rate in the terminal year based on long-term real GDP growth from BVR Economic Outlook. Gross margin was based on the Company’s most recent historical levels and held flat over the forecast period. EBITDA was based on Management’s estimate using the free cash flow as a proxy for EBITDA, which closely approximates EBITDA. (2) Capex forecast of 2.0% of revenue is based on the Company’s expected capex needs and was based on reviewing both the Company’s historical capex levels and the GPCs. Depreciation reflects 5 SLD for existing assets and 100% bonus depreciation for new capex per the OBBBA. (3) Based on the effective federal and NY state tax rate. (4) DFCFWC was projected at 69.0% of revenue, based on the the Compnay’s most recent year end DFCFWC level. (5) See Exhibit 12. (6) See Exhibit 9. (7) Balance Sheet balance as of 9/30/2025. (8) The Company established a reserve against accounts receivables from American Transit Insurance (ATI) due to their ongoing financial difficulties. ATI reserve balance is as of 3/31/2025. (9) FONAR’s wholly-owned subsidiary, Health Management Corporation of America (“HMCA”), has the controlling interest in Health Diagnostics Management, LLC (“HDM”). Presently, FONAR (through HMCA) owns a 70.63% controlling interest in HDM, with the remaining 29.37% held by minority investors. (10) Calculated as WACC—LTGR, where WACC = 14.50% and LTGR = 2.00% based on projected consumer price inflation, economic indicators and industry growth.

Exhibit 9 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Tax Amortization Benefit (TAB) Valuation as of November 24, 2025 Year 1 Year 2 Year 3 Year 4 Year 5 (1) Total Amortization Expense 730 730 730 730 331 (2) Tax Amortization Benefit (@ 27.0%) 197 197 197 197 89 Discount Period (Mid-Year Convention) 0.50 1.50 2.50 3.50 4.50 (3) Present Value Factor (@ 14.5%) 0.9345 0.8162 0.7128 0.6226 0.5437 Present Value of Tax Amortization Benefit $ 184 $ 161 $ 140 $ 123 $ 49 Present Value of Tax Amortization Benefit (Rounded) $ 655 Notes: (1) Estimated based on the Company’s TTM 2025 amortization expenses. (2) Based on the effective federal and state tax rate. (3) See Exhibit 12.

Exhibit 10 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Working Capital Analysis Valuation as of November 24, 2025 (in $ Thousands) Historical—Fiscal Year End June 30, Forecasted 2021 2022 2023 2024 2025 2025 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 Terminal (1) Net Revenue $ 89,930 $ 97,592 $ 98,645 $ 102,884 $ 104,351 $ 105,434 $ 107,543 $ 109,694 $ 111,888 $ 114,125 $ 116,408 $ 118,736 $ 121,111 $ 123,533 $ 126,004 $ 128,524 $ 131,094 % Growth NA 8.5% 1.1% 4.3% 1.4% 1.0% 3.1% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% (2) Debt-Free, Cash-Free Working Capital (DFCFWC) 44,417 53,432 58,985 66,263 71,481 72,916 74,373 75,860 77,377 78,925 80,503 82,113 83,756 85,431 87,139 88,882 90,660 % of Net Revenue 49.4% 54.8% 59.8% 64.4% 68.5% 69.2% 69.2% 69.2% 69.2% 69.2% 69.2% 69.2% 69.2% 69.2% 69.2% 69.2% 69.2% (3) Change in DFCFWC NA $ (9,015) $ (5,553) $ (7,277) $ (5,218) $ (1,435) $ (1,457) $ (1,487) $ (1,517) $ (1,548) $ (1,578) $ (1,610) $ (1,642) $ (1,675) $ (1,709) $ (1,743) $ (1,778) Notes: (1) See Exhibit 6 and Exhibit 8. (2) See Exhibit 5. (3) Projected DFCFWC was based on the Company’s most recent TTM indication.

Exhibit 11 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Depreciation and Capital Expenditures Analysis Valuation as of November 24, 2025 (in $ Thousands) Historical—Fiscal Year End June 30, Forecasted 2021 2022 2023 2024 2025 2025 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 (1) Net Revenue $ 89,930 $ 97,592 $ 98,645 $ 102,884 $ 104,351 $ 105,434 $ 107,543 $ 109,694 $ 111,888 $ 114,125 $ 116,408 $ 118,736 $ 121,111 $ 123,533 $ 126,004 $ 128,524 (2) Capital Expenditures 3,533 4,545 4,218 790 3,560 3,621 2,151 2,194 2,238 2,283 2,328 2,375 2,422 2,471 2,520 2,570 % of Net Revenue 3.9% 4.7% 4.3% 0.8% 3.4% 3.4% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% (3) Depreciation on Existing PP&E 1,945 3,890 3,890 3,890 3,890 1,945 - - - -(4) Depreciation on Capital Expenditures—Bonus 2,151 2,194 2,238 2,283 2,328 2,375 2,422 2,471 2,520 2,570 Total Depreciation $ 3,697 $ 4,114 $ 4,149 $ 4,227 $ 3,911 $ 3,886 $ 4,096 $ 6,084 $ 6,128 $ 6,172 $ 6,218 $ 4,320 $ 2,422 $ 2,471 $ 2,520 $ 2,570 % of Net Revenue 4.1% 4.2% 4.2% 4.1% 3.7% 3.7% 3.8% 5.5% 5.5% 5.4% 5.3% 3.6% 2.0% 2.0% 2.0% 2.0% Notes: (1) See Exhibit 6 and Exhibit 8. (2) See Exhibit 6 and Exhibit 8. (3) Depreciation reflects 5 SLD for existing assets. (4) 100% bonus depreciation for new capex per the OBBBA.

Exhibit 12
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
WACC - Capital Asset Pricing Model
Valuation as of November 24, 2025
(in $ Millions)

	Guideline Public Company Name	Ticker	S&P Credit Rating	Book Value of Debt (1)	Book Value of Preferred Equity (1)	NCI	Market Value Equity (2)	Market Value Total Capital	Debt-to-Capital	Equity-to-Capital	Observed Levered Equity Beta (3)	Adjusted Levered Equity Beta (4)	Effective / Marginal Tax Rate (5)	Unlevered Equity Beta (6)	Relevered Equity Beta (7)
*	FONAR Corporation	FONR	NA	0	-	(13)	92	79	0.4%	99.6%	0.51	0.70	23.0%	0.69	0.78
	Ardent Health, Inc.	ARDT	B+	1,115	-	394	1,272	2,780	40.1%	59.9%	0.53	0.71	14.9%	0.45	0.51
	Astrana Health, Inc.	ASTH	NA	1,050	-	(221)	1,134	1,963	53.5%	46.5%	1.30	1.19	38.2%	0.70	0.79
	Bruker Corporation	BRKR	NA	2,049	-	61	7,226	9,336	22.0%	78.0%	1.05	1.04	28.1%	0.86	0.97
	Community Health Systems, Inc.	CYH	CCC+	10,605	-	551	448	11,604	91.4%	8.6%	1.77	1.50	37.5%	0.20	0.22
	HCA Healthcare, Inc.	HCA	BBB-	44,511	-	3,176	114,334	162,021	27.5%	72.5%	0.83	0.90	21.0%	0.69	0.78
	Hologic, Inc.	HOLX	BBB-	2,520	-	-	16,664	19,185	13.1%	86.9%	0.42	0.64	18.0%	0.57	0.64
	Nutex Health Inc.	NUTX	NA	326	-	121	970	1,417	23.0%	77.0%	2.12	1.72	0.6%	1.32	1.50
	RadNet, Inc.	RDNT	B+	1,096	-	255	6,517	7,869	13.9%	86.1%	1.21	1.14	21.8%	1.01	1.14
	Tenet Healthcare Corporation	THC	BB-	13,187	-	4,686	18,862	36,735	35.9%	64.1%	1.22	1.15	21.8%	0.80	0.90
								Average	35.6%	64.4%	1.16	1.11	22.4%	0.73	0.83
								Median	27.5%	72.5%	1.21	1.14	21.8%	0.70	0.79
								Selected	15.0%	85.0%					0.79

*Excluded from the average and median calculations.

		Source:
Risk-Free Rate	4.64%	20-year U.S. Treasury as of the Valuation Date. Source: Federal Reserve Statistical Release
Equity Risk Premium	6.26%	Kroll' Long-Horizon Expected Equity Risk Premium (supply side) from 1926-2024
Relevered Equity Beta	0.79	Based on the selected GPCs' relevered equity beta.
Cost of Equity Capital	**9.58%**	Cost of Equity Capital = Risk-Free Rate + [Equity Beta x Equity Risk Premium]
Unsystematic Risk Factors:		
Size Premium	2.66%	Source: Kroll Cost of Capital Navigator - Micro Cap
Company-Specific Risk Premium	4.00%	Forecast risk given the Company's revenue concentration in personal injury-related imaging, potential elimination of Florida's PIP laws (regulatory risk), and credit risk exposure from American Transit.
Cost of Equity Capital	**16.24%**	
Corporate Pre-Tax Cost of Debt Capital	6.21%	Based on S&P BBB rated bond yields as of the Valuation Date.
Tax Rate	27.00%	Based on the effective federal and NY state tax rate
After-Tax Cost of Debt	**4.53%**	
Debt-to-Capital	15.00%	The selected capital structure of 15% debt / 85% equity reflects FONAR's expected leverage ratio rather than the GPCs, as it is intended to represent the Company's anticipated future financing profile.
Equity-to-Capital	85.00%	The selected capital structure of 15% debt / 85% equity reflects FONAR's expected leverage ratio rather than the GPCs, as it is intended to represent the Company's anticipated future financing profile.
Weighted Average Cost of Capital	14.48%	WACC = [(Debt-to-Capital x Cost of Debt x (1 - Tax Rate)] + [Equity-to-Capital x Cost of Equity Capital]
Weighted Average Cost of Capital (Rounde	**14.50%**	

Notes:
Source: Capital IQ.
(1) Book value of debt, less capitalized leases, used as an approximation of market value. For purposes of calculating capital structure, preferred equity, if any, was added to debt at book value.
(2) Represents stock price times common shares outstanding.
(3) 5-year monthly beta calculated from the S&P 500 Index for the GPCs with more than 5 years of trading history. Two-year weekly beta calculated from the S&P 500 Index for the GPCs with less than 5 years of trading history.
(4) Marshall Blume Adjustment = (Observed Beta * 0.635) + (0.371)
(5) Based on the GPC's 5-year median historical effective/marginal tax rate if available.
(6) Unlevered Equity Beta = Adjusted Levered Equity Beta / [1 + (1 - Effective or Marginal Tax Rate) x GPC's Debt-to-Equity]
(7) Levered Equity Beta = Unlevered Equity Beta x [1 + (1 - Tax Rate) x Selected Debt-to-Equity]

DRAFT

Exhibit 13
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Guideline Public Company - BS & IS Analysis
Valuation as of November 24, 2025

Company Ticker	ARDT	ASTH	BRKR	CYH	HCA	HOLX	NUTX	RDNT	THC	Average	Median	FONAR (1)
	LTM	LTM	LTM	LTM	LTM	LTM	LTM	LTM	LTM	LTM	LTM	TTM
Financial Periods Ended	9/30/25	9/30/25	9/30/25	9/30/25	9/30/25	9/27/25	9/30/25	9/30/25	9/30/25			9/30/25
Balance Sheet Comparison												
Cash & Short Term Investments	11.9%	20.7%	4.6%	0.9%	1.8%	24.5%	17.2%	22.0%	10.1%	12.6%	11.9%	24.9%
Receivables, Net	15.0%	17.7%	11.9%	17.2%	17.5%	6.7%	42.2%	6.1%	12.8%	16.3%	15.0%	38.7%
Inventory	2.4%	0.0%	18.6%	2.5%	2.9%	7.5%	0.3%	0.0%	1.2%	3.9%	2.4%	1.3%
Other Current Assets	8.7%	1.0%	1.4%	3.6%	3.4%	2.0%	1.7%	1.4%	2.4%	2.9%	2.0%	1.0%
Total Current Assets	38.0%	39.5%	36.5%	24.2%	25.6%	40.7%	61.4%	29.4%	26.5%	35.8%	36.5%	65.8%
Total Fixed Assets, Net	40.7%	4.0%	11.6%	39.5%	54.7%	7.3%	34.8%	39.7%	20.7%	28.1%	34.8%	8.9%
Goodwill and Intangible Assets	18.8%	51.3%	38.4%	26.7%	17.2%	46.9%	3.7%	26.0%	42.5%	30.2%	26.7%	3.4%
Total Other Assets	2.5%	5.1%	13.5%	9.6%	2.5%	5.1%	0.1%	4.9%	10.2%	6.0%	5.1%	21.8%
Total Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Short-Term Debt	0.4%	2.1%	0.4%	0.1%	10.2%	0.1%	3.2%	0.7%	0.3%	1.9%	0.4%	0.1%
Accounts Payable	7.4%	2.6%	2.9%	6.8%	7.6%	2.1%	4.9%	11.4%	4.6%	5.6%	4.9%	1.2%
Deferred Revenue	0.0%	0.0%	7.1%	0.0%	0.0%	2.2%	0.0%	0.2%	0.0%	1.1%	0.0%	2.4%
Other Current Liabilities	10.5%	23.4%	9.4%	9.6%	12.1%	6.4%	11.1%	3.3%	10.6%	10.7%	10.5%	4.0%
Total Current Liabilities	18.3%	28.2%	19.7%	16.5%	30.0%	10.8%	19.2%	15.7%	15.5%	19.3%	18.3%	7.6%
Total Long-Term Debt	21.2%	44.8%	31.5%	80.0%	64.3%	27.9%	30.7%	29.2%	44.5%	41.6%	31.5%	0.0%
Total Other Long-Term Liabilities	28.8%	2.3%	10.1%	10.7%	9.4%	5.3%	4.7%	19.2%	10.4%	11.2%	10.1%	18.4%
Total Preferred Equity	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total Stockholders' Equity	31.7%	24.8%	38.7%	-7.2%	-3.6%	56.0%	45.4%	35.8%	29.6%	27.9%	31.7%	73.9%
Total Liabilities & Equity	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Income Statement Comparison												
Total Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Total Cost of Goods Sold	42.1%	89.7%	51.2%	58.1%	58.6%	39.2%	42.9%	81.8%	58.9%	58.1%	58.1%	55.4%
Gross Profit	57.9%	10.3%	48.8%	41.9%	41.4%	60.8%	57.1%	18.2%	41.1%	41.9%	41.9%	44.6%
Total Operating Expenses	52.0%	7.4%	38.1%	33.4%	25.7%	34.9%	20.5%	13.9%	23.6%	27.7%	25.7%	35.0%
EBIT	6.0%	2.8%	10.8%	8.5%	15.6%	25.9%	36.6%	4.3%	17.5%	14.2%	10.8%	9.7%
Net Interest Expense	-0.9%	-1.0%	-1.5%	-6.8%	-3.0%	-1.0%	-2.3%	-3.8%	-3.9%	-2.7%	-2.3%	1.8%
Other Income (Expense)	0.6%	-0.8%	-9.0%	2.8%	-0.2%	-8.2%	-0.9%	0.9%	-0.3%	-1.7%	-0.3%	0.0%
Income Tax Expense	-1.0%	-0.7%	-0.9%	-0.6%	-2.7%	-2.8%	-6.6%	-0.2%	-2.3%	-2.0%	-1.0%	-2.6%
Extra. Items / Disc. Ops. / Minority Interest	-1.4%	0.0%	0.1%	-1.3%	-1.3%	0.0%	-14.5%	-1.7%	-4.5%	-2.7%	-1.3%	1.8%
Net Income	3.2%	0.3%	-0.6%	2.6%	8.5%	13.8%	12.3%	-0.6%	6.5%	5.1%	3.2%	7.2%
EBITDA	8.4%	4.1%	17.0%	11.4%	20.3%	32.9%	38.5%	11.7%	21.4%	18.4%	17.0%	14.0%
Capital Expenditures	3.3%	0.3%	3.1%	2.8%	6.4%	3.3%	0.4%	10.4%	4.7%	3.8%	3.3%	3.4%

Notes:
Source: Capital IQ.
(1) See Exhibit 5 and Exhibit 6.

DRAFT

Exhibit 14
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Guideline Public Company - Ratio Analysis
Valuation as of November 24, 2025

Company Ticker	ARDT	ASTH	BRKR	CYH	HCA	HOLX	NUTX	RDNT	THC	Average	Median	FONAR (1)
	LTM	LTM	LTM	LTM	LTM	LTM	LTM	LTM	LTM	LTM	LTM	TTM
Financial Periods Ended	9/30/25	9/30/25	9/30/25	9/30/25	9/30/25	9/27/25	9/30/25	9/30/25	9/30/25			9/30/25
Short-Term Liquidity Measures												
Current Ratio	2.1	1.4	1.9	1.5	0.9	3.8	3.2	1.9	1.7	2.0	1.9	8.6
Quick Ratio	1.5	1.4	0.8	1.1	0.6	2.9	3.1	1.8	1.5	1.6	1.5	8.3
Activity Ratios												
Accounts Receivable Turnover	8.2	7.3	4.5	5.6	7.1	6.8	2.4	8.8	5.5	6.3	6.8	1.2
Accounts Collection Period (Days)	44.6	50.0	81.4	65.7	51.2	53.5	151.3	41.3	66.1	67.2	53.5	292.4
Inventory Turnover	21.9	NA	1.5	22.6	25.1	2.4	133.2	NA	35.5	34.6	22.6	21.3
Inventory Holding Period (Days)	16.7	NA	248.2	16.2	14.5	154.3	2.7	NA	10.3	66.1	16.2	17.2
Fixed Asset Turnover Ratio	3.0	32.1	4.6	2.4	2.3	6.3	2.9	1.4	3.4	6.5	3.0	5.4
Total Asset Turnover Ratio	1.2	1.3	0.5	1.0	1.2	0.5	1.0	0.5	0.7	0.9	1.0	0.5
Working Capital ("WC") Measures												
Sales-to-Working Capital	6.2	11.4	3.2	12.4	-28.5	1.5	2.4	3.9	6.4	2.1	3.9	0.8
Working Capital / Sales (%)	16.0%	8.8%	31.5%	8.1%	-3.5%	65.6%	41.5%	25.5%	15.6%	23.2%	16.0%	120.5%
Debt-Free WC / Sales (%)	16.4%	10.4%	32.2%	8.2%	4.7%	65.8%	44.6%	26.8%	16.0%	25.0%	16.4%	120.8%
Debt-Free, Cash-Free WC / Sales (%)	6.7%	-5.5%	23.7%	7.2%	3.4%	18.0%	27.7%	-14.0%	1.7%	7.6%	6.7%	69.2%
Leverage Ratios												
Total Debt-to-Total Capital	40.6%	65.4%	45.1%	109.9%	105.1%	33.3%	42.7%	45.5%	60.3%	60.9%	45.5%	0.2%
Equity-to-Total Capital	41.7%	33.8%	54.9%	-9.2%	-4.9%	65.8%	55.0%	41.6%	39.7%	35.4%	41.6%	99.8%
Total Liabilities-to-Total Assets	68.3%	75.2%	61.3%	107.2%	103.6%	44.0%	54.6%	64.2%	70.4%	72.1%	68.3%	26.1%
Equity-to-Total Assets	31.7%	24.8%	38.7%	-7.2%	-3.6%	56.0%	45.4%	35.8%	29.6%	27.9%	31.7%	73.9%
Fixed Assets-to-Equity	1.3	0.2	0.3	-5.5	-15.1	0.1	0.8	1.1	0.7	-1.8	0.3	0.1
EBITDA / Interest Expense	9.4	2.9	9.0	1.7	6.9	11.5	16.9	3.0	5.5	7.4	6.9	795.4
Return Measurements												
Return on Equity (ROE)	12.6%	1.7%	-0.8%	-34.6%	-293.8%	11.2%	27.5%	-1.0%	15.6%	-29.1%	1.7%	4.7%
Return on Investment (ROI)	6.7%	3.0%	1.0%	11.6%	19.3%	8.9%	17.9%	2.0%	9.9%	8.9%	8.9%	4.7%
Return on Total Assets (ROA)	5.1%	2.2%	0.7%	9.0%	14.3%	7.6%	14.8%	1.8%	7.4%	7.0%	7.4%	3.5%
Asset Utilization Ratios												
Sales-to-Cash	10.4	6.3	11.7	102.8	74.6	2.1	5.9	2.4	7.0	24.8	7.0	1.9
Sales-to-Accounts Receivable	8.2	7.3	4.5	5.6	7.1	6.8	2.4	8.8	5.5	6.3	6.8	1.2
Sales-to-Inventory	52.0	NA	2.9	38.9	42.9	6.0	310.7	NA	60.2	73.4	42.9	38.4
Growth Over Prior Year												
Total Revenue (%)	10.9%	68.2%	6.1%	0.7%	6.8%	1.7%	236.0%	11.1%	-0.6%	37.9%	6.8%	1.0%
EBITDA (%)	26.8%	8.5%	3.3%	20.1%	9.9%	6.8%	715.8%	-7.0%	10.6%	88.3%	9.9%	-8.0%
EBIT (%)	37.9%	-4.1%	-7.0%	34.0%	10.8%	9.4%	1201.4%	-26.5%	13.9%	141.1%	10.8%	-12.2%
CAGR (3-Year)												
Total Revenue (%)	NA	40.5%	11.1%	0.9%	7.5%	-5.5%	62.4%	12.5%	3.1%	16.6%	9.3%	2.2%
EBITDA (%)	NA	1.2%	2.9%	4.3%	8.0%	-13.4%	146.9%	12.4%	11.5%	21.7%	6.2%	-8.5%
EBIT (%)	NA	-5.6%	-6.3%	8.2%	8.8%	-13.7%	160.6%	17.2%	15.0%	23.0%	8.5%	-11.7%

Notes:
Source: Capital IQ.
(1) See Exhibit 6 and Exhibit 7.

DRAFT

20.0% 15.0% 10.0% 5.0% 0.0% CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 -5.0% 25th Percentile Median 75th Percentile FONAR Exhibit 15 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Guideline Public Company—Trend Analysis Valuation as of November 24, 2025 (in $ Millions, except per share data) Page 1 of 5 Historical Revenue Growth Forecasted Revenue Growth (1) Guideline Public Company Name CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 Ardent Health, Inc. 17.0% 5.3% 5.5% 10.3% 6.5% 4.7% 5.6% 9.6% NM Astrana Health, Inc. 12.6% 47.8% 21.2% 46.7% 55.2% 26.6% 8.4% -2.3% 8.7% Bruker Corporation 21.7% 4.7% 17.1% 13.6% 1.5% 1.7% 5.3% 5.7% 1.1% Community Health Systems, Inc. 4.9% -1.3% 2.3% 1.2% -1.0% 0.7% 3.6% NM NM HCA Healthcare, Inc. 14.0% 2.5% 7.9% 8.7% 7.2% 4.5% 5.2% 7.2% 5.3% Hologic, Inc. 21.1% -18.7% -11.1% 1.8% 2.8% 4.5% 5.2% 5.3% NM Nutex Health Inc. 21.0% -33.9% 12.9% 93.8% 100.9% -4.6% NM NM NM RadNet, Inc. 20.6% 8.0% 13.0% 13.2% 9.8% 9.6% 8.4% 15.4% NM Tenet Healthcare Corporation 10.5% -1.6% 7.2% 0.6% 2.9% 4.3% 4.9% 1.0% 3.9% Min 4.9% -33.9% -11.1% 0.6% -1.0% -4.6% 3.6% -2.3% 1.1% 25th Percentile 12.6% -1.6% 5.5% 1.8% 2.8% 1.7% 5.1% 3.2% 3.2% Median 17.0% 2.5% 7.9% 10.3% 6.5% 4.5% 5.3% 5.7% 4.6% Average 15.9% 1.4% 8.4% 21.1% 20.6% 5.8% 5.8% 6.0% 4.7% 75th Percentile 21.0% 5.3% 13.0% 13.6% 9.8% 4.7% 6.3% 8.4% 6.2% Max 21.7% 47.8% 21.2% 93.8% 100.9% 26.6% 8.4% 15.4% 8.7% (2) FONAR 1.1% 4.3% 1.4% 1.0% 2.0% 2.0% 2.0% 2.0% 2.0% Notes: Revenue Growth Trend 25.0% (1) Source: Capital IQ. (2) See Exhibit 6 and Exhibit 8.

EBITDA Growth Trend Notes: (1) Source: Capital IQ. 60.0% (2) See Exhibit 6 and Exhibit 8. 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 -10.0% -20.0% -30.0% -40.0% 25th Percentile Median 75th Percentile FONAR Exhibit 15 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Com Guideline Public Company—Trend Analysis Valuation as of November 24, 2025 (in $ Millions, except per share data) Page 2 of 5 Historical EBITDA Growth Forecasted EBITDA Growth (1) Guideline Public Company Name CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 Ardent Health, Inc. 56.0% -23.2% 5.4% 54.8% -1.8% -1.5% 7.9% NM NM Astrana Health, Inc. 17.0% 5.3% -16.0% 14.6% 75.1% 33.5% 12.7% 10.1% 12.9% Bruker Corporation 48.7% 6.6% 10.2% -1.6% -8.7% 17.1% 8.6% 9.2% 3.1% Community Health Systems, Inc. 69.6% -31.7% 10.9% -3.6% 22.2% -1.2% 3.6% NM NM HCA Healthcare, Inc. 25.5% -4.1% 5.7% 9.1% 11.8% 2.8% 5.2% 4.2% 5.8% Hologic, Inc. 16.9% -36.5% -27.3% 2.2% 8.2% 5.0% 6.6% 6.0% NM Nutex Health Inc. 14.3% -95.2% 90.6% 861.7% 96.4% -4.9% NM NM NM RadNet, Inc. 52.0% -17.5% 36.0% 11.1% 18.4% 18.4% 14.3% 11.8% NM Tenet Healthcare Corporation 40.8% -2.7% 10.2% 10.1% 12.1% 2.3% 5.4% 0.1% 2.5% Min 14.3% -95.2% -27.3% -3.6% -8.7% -4.9% 3.6% 0.1% 2.5% 25th Percentile 17.0% -31.7% 5.4% 2.2% 8.2% -1.2% 5.3% 4.7% 3.0% Median 40.8% -17.5% 10.2% 10.1% 12.1% 2.8% 7.2% 7.6% 4.5% Average 37.9% -22.1% 14.0% 106.5% 26.0% 7.9% 8.0% 6.9% 6.1% 75th Percentile 52.0% -2.7% 10.9% 14.6% 22.2% 17.1% 9.6% 9.8% 7.6% Max 69.6% 6.6% 90.6% 861.7% 96.4% 33.5% 14.3% 11.8% 12.9% (2) FONAR -27.2% 9.5% -24.0% -8.0% 9.3% 9.2% 8.8% 0.1% 0.1%

Exhibit 15 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Com Guideline Public Company—Trend Analysis Valuation as of November 24, 2025 (in $ Millions, except per share data) Page 3 of 5 Historical EBITDA Margin Forecasted EBITDA Margin (1) Guideline Public Company Name CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 Ardent Health, Inc. 9.0% 6.6% 6.6% 9.3% 8.5% 8.0% 8.2% NA NA Astrana Health, Inc. 14.9% 10.6% 7.4% 5.8% 6.5% 6.9% 7.1% 8.0% 8.3% Bruker Corporation 21.3% 21.7% 20.4% 17.6% 15.9% 18.3% 18.8% 19.5% 19.9% Community Health Systems, Inc. 13.8% 9.6% 10.4% 9.9% 12.2% 12.0% 12.0% NA NA HCA Healthcare, Inc. 21.3% 20.0% 19.6% 19.6% 20.5% 20.1% 20.1% 19.6% 19.7% Hologic, Inc. 48.3% 37.7% 30.8% 31.0% 32.6% 32.8% 33.2% 33.4% NA Nutex Health Inc. 54.0% 3.9% 6.6% 32.7% 31.9% 31.8% NA NA NA RadNet, Inc. 15.2% 11.6% 13.9% 13.7% 14.8% 15.9% 16.8% 16.3% NA Tenet Healthcare Corporation 17.5% 17.3% 17.8% 19.5% 21.3% 20.9% 21.0% 20.8% 20.5% Min 9.0% 3.9% 6.6% 5.8% 6.5% 6.9% 7.1% 8.0% 8.3% 25th Percentile 14.9% 9.6% 7.4% 9.9% 12.2% 12.0% 11.0% 17.1% 16.8% Median 17.5% 11.6% 13.9% 17.6% 15.9% 18.3% 17.8% 19.5% 19.8% Average 23.9% 15.4% 14.8% 17.7% 18.2% 18.5% 17.2% 19.6% 17.1% 75th Percentile 21.3% 20.0% 19.6% 19.6% 21.3% 20.9% 20.3% 20.5% 20.0% Max 54.0% 37.7% 30.8% 32.7% 32.6% 32.8% 33.2% 33.4% 20.5% (2) FONAR 19.6% 20.6% 15.4% 14.0% 15.0% 16.1% 17.2% 16.9% 16.5% EBITDA Margin Trend Notes: (1) Source: Capital IQ. 25.0% (2) See Exhibit 6 and Exhibit 8. 20.0% 15.0% 10.0% 5.0% 0.0% CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 25th Percentile Median 75th Percentile FONAR

Exhibit 15 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Com Guideline Public Company—Trend Analysis Valuation as of November 24, 2025 (in $ Millions, except per share data) Page 4 of 5 Historical Gross Margin Forecasted Gross Margin (1) Guideline Public Company Name CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 Ardent Health, Inc. 52.9% 53.0% 55.9% 57.5% NA NA NA NA NA Astrana Health, Inc. 23.0% 17.4% 15.5% 13.3% 10.8% 11.8% 12.8% NA NA Bruker Corporation 50.2% 51.6% 51.2% 50.0% 50.2% 50.8% 51.1% 51.5% 52.6% Community Health Systems, Inc. 41.1% 40.2% 40.7% 41.7% NA NA NA NA NA HCA Healthcare, Inc. 38.3% 38.5% 39.4% 40.6% 41.5% 40.5% 40.0% 40.0% 40.0% Hologic, Inc. 70.8% 65.4% 60.4% 60.9% NA NA NA NA NA Nutex Health Inc. 56.4% 13.0% 21.1% 44.8% 52.8% 51.2% NA NA NA RadNet, Inc. 15.2% 11.6% 21.2% 20.3% 25.2% 25.6% NA NA NA Tenet Healthcare Corporation 37.3% 36.8% 38.0% 39.7% 42.4% 42.2% 42.0% 41.8% 41.6% Min 15.2% 11.6% 15.5% 13.3% 10.8% 11.8% 12.8% 40.0% 40.0% 25th Percentile 37.3% 17.4% 21.2% 39.7% 29.3% 29.3% 33.2% 40.9% 40.8% Median 41.1% 38.5% 39.4% 41.7% 42.0% 41.4% 41.0% 41.8% 41.6% Average 42.8% 36.4% 38.2% 41.0% 37.1% 37.0% 36.5% 44.4% 44.7% 75th Percentile 52.9% 51.6% 51.2% 50.0% 48.3% 48.7% 44.3% 46.7% 47.1% Max 70.8% 65.4% 60.4% 60.9% 52.8% 51.2% 51.1% 51.5% 52.6% (2) FONAR 46.4% 43.9% 44.7% 44.6% 45.0% 45.0% 45.0% 45.0% 45.0% Gross Margin Trend Notes: (1) Source: Capital IQ. 60.0% (2) See Exhibit 6 and Exhibit 8. 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 25th Percentile Median 75th Percentile FONAR

Exhibit 15 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Com Guideline Public Company—Trend Analysis Valuation as of November 24, 2025 (in $ Millions, except per share data) Page 5 of 5 Historical Capital Expenditure % of Revenue Forecasted Capital Expenditure % of Revenue (1) Guideline Public Company Name CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 Ardent Health, Inc. 2.9% 2.9% 2.5% 3.1% 3.6% 3.9% 3.9% 0.0% NA Astrana Health, Inc. 2.5% 2.0% 2.1% 0.4% 0.4% 0.3% 0.3% 0.4% 0.3% Bruker Corporation 3.8% 5.1% 3.6% 3.4% 2.6% 2.8% 2.7% 2.6% 0.0% Community Health Systems, Inc. 3.8% 3.4% 3.7% 2.8% 2.9% 3.0% 3.0% NA NA HCA Healthcare, Inc. 6.1% 7.3% 7.3% 6.9% 6.4% 6.5% 6.5% 6.5% 6.5% Hologic, Inc. 3.1% 2.7% 4.0% 3.1% 1.3% 1.7% 1.8% 0.0% NA Nutex Health Inc. 11.1% 6.7% 3.8% 0.5% 0.0% 0.0% NA NA NA RadNet, Inc. 10.4% 8.4% 10.9% 10.3% 9.9% 7.6% 6.7% 0.0% NA Tenet Healthcare Corporation 3.4% 4.0% 3.7% 4.5% 4.1% 4.0% 4.1% 3.5% 3.5% Min 2.5% 2.0% 2.1% 0.4% 0.0% 0.0% 0.3% 0.0% 0.0% 25th Percentile 3.1% 2.9% 3.6% 2.8% 1.3% 1.7% 2.5% 0.0% 0.3% Median 3.8% 4.0% 3.7% 3.1% 2.9% 3.0% 3.5% 0.4% 1.9% Average 5.2% 4.7% 4.6% 3.9% 3.5% 3.3% 3.6% 1.9% 2.6% 75th Percentile 6.1% 6.7% 4.0% 4.5% 4.1% 4.0% 4.7% 3.1% 4.2% Max 11.1% 8.4% 10.9% 10.3% 9.9% 7.6% 6.7% 6.5% 6.5% (2) FONAR 4.3% 0.8% 3.4% 3.4% 2.0% 2.0% 2.0% 2.0% 2.0% Capital Expenditure Margin Trend Notes: (1) Source: Capital IQ. 8.0% (2) See Exhibit 6 and Exhibit 8. 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 -1.0% 25th Percentile Median 75th Percentile FONAR

Exhibit 16
FONAR
Fairness Opinion Prepared for FONAR Special Committee
Guideline Public Company - Benchmarking
Valuation as of November 24, 2025

(in $ Millions)

Size

Total Assets		
Rank	Company	Indication
1	HCA Healthcare, Inc.	59,747.0
2	Tenet Healthcare Corporation	29,418.0
3	Community Health Systems, Inc.	13,239.0
4	Hologic, Inc.	9,014.9
5	Bruker Corporation	6,434.9
6	Ardent Health, Inc.	5,154.4
7	RadNet, Inc.	3,665.3
8	Astrana Health, Inc.	2,237.2
9	Nutex Health Inc.	964.5
10	FONAR	218.4
Median (excluding FONAR)		**6,434.9**
FONAR compared to GPCs:		**Smaller**

LTM Revenue		
Rank	Company	Indication
1	HCA Healthcare, Inc.	74,372.0
2	Tenet Healthcare Corporation	20,846.0
3	Community Health Systems, Inc.	12,644.0
4	Ardent Health, Inc.	6,325.5
5	Hologic, Inc.	4,100.5
6	Bruker Corporation	3,438.9
7	Astrana Health, Inc.	2,896.5
8	RadNet, Inc.	1,969.6
9	Nutex Health Inc.	981.2
10	FONAR	105.4
Median (excluding FONAR)		**4,100.5**
FONAR compared to GPCs:		**Smaller**

Total Equity (Book)		
Rank	Company	Indication
1	Tenet Healthcare Corporation	8,700.0
2	Hologic, Inc.	5,047.9
3	Bruker Corporation	2,492.4
4	Ardent Health, Inc.	1,631.8
5	RadNet, Inc.	1,314.0
6	Astrana Health, Inc.	554.7
7	Nutex Health Inc.	438.0
8	FONAR	161.4
9	Community Health Systems, Inc.	(951.0)
10	HCA Healthcare, Inc.	(2,159.0)
Median (excluding FONAR)		**1,314.0**
FONAR compared to GPCs:		**Slightly Smaller**

Revenue Growth

1-Year Historical Revenue Growth		
Rank	Company	Indication
1	Nutex Health Inc.	93.8%
2	Astrana Health, Inc.	46.7%
3	Bruker Corporation	13.6%
4	RadNet, Inc.	13.2%
5	Ardent Health, Inc.	10.3%
6	HCA Healthcare, Inc.	8.7%
7	Hologic, Inc.	1.8%
8	Community Health Systems, Inc.	1.2%
9	FONAR	1.0%
10	Tenet Healthcare Corporation	0.6%
Median (excluding FONAR)		**10.3%**
FONAR compared to GPCs:		**Slightly Weaker**

1-Year Projected Revenue Growth		
Rank	Company	Indication
1	Nutex Health Inc.	100.9%
2	Astrana Health, Inc.	55.2%
3	RadNet, Inc.	9.8%
4	HCA Healthcare, Inc.	7.2%
5	Ardent Health, Inc.	6.5%
6	Tenet Healthcare Corporation	2.9%
7	Hologic, Inc.	2.8%
8	FONAR	2.0%
9	Bruker Corporation	1.5%
10	Community Health Systems, Inc.	-1.0%
Median (excluding FONAR)		**6.5%**
FONAR compared to GPCs:		**Slightly Weaker**

2-Year Projected Revenue Growth (CAGR)		
Rank	Company	Indication
1	Astrana Health, Inc.	40.2%
2	Nutex Health Inc.	38.5%
3	RadNet, Inc.	9.7%
4	HCA Healthcare, Inc.	5.9%
5	Ardent Health, Inc.	5.6%
6	Hologic, Inc.	3.6%
7	Tenet Healthcare Corporation	3.6%
8	FONAR	2.0%
9	Bruker Corporation	1.6%
10	Community Health Systems, Inc.	-0.2%
Median (excluding FONAR)		**5.6%**
FONAR compared to GPCs:		**Slightly Weaker**

EBITDA Growth

1-Year Historical EBITDA Growth		
Rank	Company	Indication
1	Nutex Health Inc.	861.7%
2	Ardent Health, Inc.	54.8%
3	Astrana Health, Inc.	14.6%
4	RadNet, Inc.	11.1%
5	Tenet Healthcare Corporation	10.1%
6	HCA Healthcare, Inc.	9.1%
7	Hologic, Inc.	2.2%
8	Bruker Corporation	-1.6%
9	Community Health Systems, Inc.	-3.6%
10	FONAR	-8.0%
Median (excluding FONAR)		**10.1%**
FONAR compared to GPCs:		**Weaker**

1-Year Projected EBITDA Growth		
Rank	Company	Indication
1	Nutex Health Inc.	96.4%
2	Astrana Health, Inc.	75.1%
3	Community Health Systems, Inc.	22.2%
4	RadNet, Inc.	18.4%
5	Tenet Healthcare Corporation	12.1%
6	HCA Healthcare, Inc.	11.8%
7	FONAR	9.3%
8	Hologic, Inc.	8.2%
9	Ardent Health, Inc.	-1.8%
10	Bruker Corporation	-8.7%
Median (excluding FONAR)		**12.1%**
FONAR compared to GPCs:		**Similar**

2-Year Projected EBITDA Growth (CAGR)		
Rank	Company	Indication
1	Astrana Health, Inc.	52.9%
2	Nutex Health Inc.	36.7%
3	RadNet, Inc.	18.4%
4	Community Health Systems, Inc.	9.9%
5	FONAR	9.2%
6	HCA Healthcare, Inc.	7.2%
7	Tenet Healthcare Corporation	7.1%
8	Hologic, Inc.	6.6%
9	Bruker Corporation	3.4%
10	Ardent Health, Inc.	-1.6%
Median (excluding FONAR)		**7.2%**
FONAR compared to GPCs:		**Slightly Stronger**

DRAFT

Exhibit 16
FONAR
Fairness Opinion Prepared for FONAR Special Committee
Guideline Public Company - Benchmarking
Valuation as of November 24, 2025
(in $ Millions)

DRAFT

Profitability

LTM EBITDA Margin		
Rank	Company	Indication
1	Nutex Health Inc.	38.5%
2	Hologic, Inc.	32.9%
3	Tenet Healthcare Corporation	21.4%
4	HCA Healthcare, Inc.	20.3%
5	Bruker Corporation	17.0%
6	FONAR	14.0%
7	RadNet, Inc.	11.7%
8	Community Health Systems, Inc.	11.4%
9	Ardent Health, Inc.	8.4%
10	Astrana Health, Inc.	4.1%
Median (excluding FONAR)		17.0%
FONAR compared to GPCs:		**Similar**

CY+1 EBITDA Margin		
Rank	Company	Indication
1	Hologic, Inc.	32.6%
2	Nutex Health Inc.	31.9%
3	Tenet Healthcare Corporation	21.3%
4	HCA Healthcare, Inc.	20.5%
5	Bruker Corporation	15.9%
6	FONAR	15.0%
7	RadNet, Inc.	14.8%
8	Community Health Systems, Inc.	12.2%
9	Ardent Health, Inc.	8.5%
10	Astrana Health, Inc.	6.5%
Median (excluding FONAR)		15.9%
FONAR compared to GPCs:		**Similar**

CY+2 EBITDA Margin		
Rank	Company	Indication
1	Hologic, Inc.	32.8%
2	Nutex Health Inc.	31.8%
3	Tenet Healthcare Corporation	20.9%
4	HCA Healthcare, Inc.	20.1%
5	Bruker Corporation	18.3%
6	FONAR	16.1%
7	RadNet, Inc.	15.9%
8	Community Health Systems, Inc.	12.0%
9	Ardent Health, Inc.	8.0%
10	Astrana Health, Inc.	6.9%
Median (excluding FONAR)		18.3%
FONAR compared to GPCs:		**Similar**

Liquidity & Leverage

Liquidity: Current Ratio		
Rank	Company	Indication
1	FONAR	8.6
2	Hologic, Inc.	3.8
3	Nutex Health Inc.	3.2
4	Ardent Health, Inc.	2.1
5	RadNet, Inc.	1.9
6	Bruker Corporation	1.9
7	Tenet Healthcare Corporation	1.7
8	Community Health Systems, Inc.	1.5
9	Astrana Health, Inc.	1.4
10	HCA Healthcare, Inc.	0.9
Median (excluding FONAR)		1.9
FONAR compared to GPCs:		**Stronger**

Leverage: Total Debt-to-Total Capital (Book)		
Rank	Company	Indication
1	FONAR	0.2%
2	Hologic, Inc.	33.3%
3	Ardent Health, Inc.	40.6%
4	Nutex Health Inc.	42.7%
5	Bruker Corporation	45.1%
6	RadNet, Inc.	45.5%
7	Tenet Healthcare Corporation	60.3%
8	Astrana Health, Inc.	65.4%
9	HCA Healthcare, Inc.	105.1%
10	Community Health Systems, Inc.	109.9%
Median (excluding FONAR)		45.5%
FONAR compared to GPCs:		**Stronger**

Leverage: LTM Interest Coverage (EBITDA / Interest Expense)		
Rank	Company	Indication
1	FONAR	795.4
2	Nutex Health Inc.	16.9
3	Hologic, Inc.	11.5
4	Ardent Health, Inc.	9.4
5	Bruker Corporation	9.0
6	HCA Healthcare, Inc.	6.9
7	Tenet Healthcare Corporation	5.5
8	RadNet, Inc.	3.0
9	Astrana Health, Inc.	2.9
10	Community Health Systems, Inc.	1.7
Median (excluding FONAR)		6.9
FONAR compared to GPCs:		**Stronger**

Notes:
Companies with not meaningful or not available indications were excluded from the rankings.
Source: Capital IQ.
Screening Criteria:
1) Company Type: Public
2) Sector/Industry (Primary): "Health Care Facilities" + "Health Care Equipment"
3) Business Description (Keyword): "imaging"
See Exhibit 5 to Exhibit 8 for FONAR indications.

Exhibit 17
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Guideline Public Company - Market and Financial Data
Valuation as of November 24, 2025

(in $ Millions, except per share data)

Guideline Public Company Name	Ticker	52-Week High	52-Week Low	Average Daily Volume	Stock Price (as of 11/24/25)	Shares Outstanding	Market Capitalization	Add: Total Debt	Add: Preferred Stock	Add: Minority Interest	Total Invested Capital	Less: Cash	Enterprise Value
FONAR Corporation	FONR	17.62	12.00	0.02	14.07	6.6	92.2	0.3	0.0	(13.5)	79.0	54.4	24.6
Ardent Health, Inc.	ARDT	17.34	8.28	0.41	8.88	143.2	1,271.5	1,114.8	0.0	393.6	2,779.9	614.3	**2,165.6**
Astrana Health, Inc.	ASTH	45.16	20.12	0.36	22.60	49.4	1,133.5	1,049.9	0.0	(220.8)	1,962.6	463.4	**1,499.1**
Bruker Corporation	BRKR	64.64	28.53	2.67	47.56	151.4	7,226.3	2,049.4	0.0	60.5	9,336.2	295.0	**9,041.2**
Community Health Systems, Inc.	CYH	4.47	2.24	2.67	3.39	133.8	448.1	10,605.0	0.0	551.0	11,604.1	123.0	**11,481.1**
HCA Healthcare, Inc.	HCA	512.66	289.98	1.48	501.04	229.8	114,334.3	44,511.0	0.0	3,176.0	162,021.3	1,091.0	**160,930.3**
Hologic, Inc.	HOLX	80.31	51.90	2.82	74.76	222.6	16,664.4	2,520.4	0.0	0.0	19,184.8	2,205.9	**16,978.9**
Nutex Health Inc.	NUTX	184.28	28.12	0.14	137.21	6.9	970.3	326.1	0.0	120.9	1,417.3	166.0	**1,251.2**
RadNet, Inc.	RDNT	85.42	45.00	0.76	84.48	77.0	6,517.3	1,096.3	0.0	255.4	7,869.1	804.7	**7,064.4**
Tenet Healthcare Corporation	THC	217.43	109.82	1.41	214.62	87.9	18,861.9	13,187.0	0.0	4,686.0	36,734.9	2,975.0	**33,759.9**

Guideline Public Company Name	Ticker	LFY Date	LTM Date	Revenue LFY	Revenue LTM	Revenue CY+1	Revenue CY+2	Revenue CY+3	EBITDA LFY	EBITDA LTM	EBITDA CY+1	EBITDA CY+2	EBITDA CY+3
FONAR Corporation	FONR	6/30/2025	9/30/2025	104.4	105.4	NA	NA	NA	15.9	14.5	NA	NA	NA
Ardent Health, Inc.	ARDT	12/31/2024	9/30/2025	5,966.07	6,325.55	6,356.4	6,654.29	7,030.1	552.1	530.9	542.2	534.2	576.4
Astrana Health, Inc.	ASTH	12/31/2024	9/30/2025	2,034.5	2,896.5	3,157.3	3,996.7	4,331.4	117.3	118.7	205.3	274.1	308.9
Bruker Corporation	BRKR	12/31/2024	9/30/2025	3,366.40	3,438.90	3,417.5	3,476.94	3,662.7	594.1	585.0	542.6	635.3	690.1
Community Health Systems, Inc.	CYH	12/31/2024	9/30/2025	12,634.0	12,644.0	12,506.9	12,593.0	13,046.0	1,249.0	1,447.0	1,525.8	1,507.2	1,561.7
HCA Healthcare, Inc.	HCA	12/31/2024	9/30/2025	70,603.00	74,372.00	75,685.1	79,111.87	83,206.4	13,859.0	15,101.0	15,491.1	15,924.8	16,748.4
Hologic, Inc.	HOLX	9/27/2025	9/27/2025	4,100.5	4,100.5	4,151.9	4,337.6	4,561.1	1,351.1	1,351.1	1,353.0	1,421.0	1,514.4
Nutex Health Inc.	NUTX	12/31/2024	9/30/2025	479.95	981.20	964.3	920.03	NA	156.8	377.3	307.9	292.8	NA
RadNet, Inc.	RDNT	12/31/2024	9/30/2025	1,829.7	1,969.6	2,008.1	2,201.9	2,386.6	250.4	231.2	296.4	350.8	400.9
Tenet Healthcare Corporation	THC	12/31/2024	9/30/2025	20,665.00	20,846.00	21,264.1	22,184.94	23,282.2	4,036.0	4,471.0	4,526.0	4,629.8	4,878.8

DRAFT

Notes:
Source: Capital IQ.

Exhibit 18
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Guideline Public Company - Multiple Analysis
Valuation as of November 24, 2025
(in $ Millions, except per share data)

	Guideline Public Company Name	Ticker	Unadjusted Revenue Multiples LTM	Unadjusted Revenue Multiples CY+1	Selected Size Discount/Premium	Size-Adjusted Revenue Multiples LTM	Size-Adjusted Revenue Multiples CY+1
*	FONAR Corporation	FONR	0.2x	NA	0.0%	0.2x	NA
	Ardent Health, Inc.	ARDT	0.3x	0.3x	-7.0%	0.3x	0.3x
	Astrana Health, Inc.	ASTH	0.5x	0.5x	-8.0%	0.5x	0.4x
	Bruker Corporation	BRKR	2.6x	2.6x	-20.0%	2.1x	2.1x
	Community Health Systems, Inc.	CYH	0.9x	0.9x	-1.0%	0.9x	0.9x
	HCA Healthcare, Inc.	HCA	2.2x	2.1x	-31.0%	1.5x	1.5x
	Hologic, Inc.	HOLX	4.1x	4.1x	-27.0%	3.0x	3.0x
	Nutex Health Inc.	NUTX	1.3x	1.3x	-8.0%	1.2x	1.2x
	RadNet, Inc.	RDNT	3.6x	3.5x	-20.0%	2.9x	2.8x
	Tenet Healthcare Corporation	THC	1.6x	1.6x	-18.0%	1.3x	1.3x
	25th Percentile		0.9x	0.9x	-20.0%	**0.9x**	**0.9x**
	Median		1.6x	1.6x	-18.0%	**1.3x**	**1.3x**
	Average		1.9x	1.9x	-15.6%	**1.5x**	**1.5x**

	Guideline Public Company Name	Ticker	Unadjusted EBITDA Multiples LTM	Unadjusted EBITDA Multiples CY+1	Selected Size Discount/Premium	Size-Adjusted EBITDA Multiples LTM	Size-Adjusted EBITDA Multiples CY+1
*	FONAR Corporation	FONR	1.7x	NA	0.0%	1.7x	NA
	Ardent Health, Inc.	ARDT	4.1x	4.0x	-7.0%	3.8x	3.7x
	Astrana Health, Inc.	ASTH	12.6x	7.3x	-8.0%	11.6x	6.7x
	Bruker Corporation	BRKR	15.5x	16.7x	-20.0%	12.4x	13.3x
	Community Health Systems, Inc.	CYH	7.9x	7.5x	-1.0%	7.9x	7.4x
	HCA Healthcare, Inc.	HCA	10.7x	10.4x	-31.0%	7.4x	7.2x
	Hologic, Inc.	HOLX	12.6x	12.5x	-27.0%	9.2x	9.2x
	Nutex Health Inc.	NUTX	3.3x	4.1x	-8.0%	3.1x	3.7x
	RadNet, Inc.	RDNT	30.6x	23.8x	-20.0%	24.4x	19.1x
	Tenet Healthcare Corporation	THC	7.6x	7.5x	-18.0%	6.2x	6.1x
	25th Percentile		7.6x	7.3x	-20.0%	**6.2x**	**6.1x**
	Median		10.7x	7.5x	-18.0%	**7.9x**	**7.2x**
	Average		11.6x	10.4x	-15.6%	**9.5x**	**8.5x**

Notes:
* Excluded from the 25th Percentile, median, and average calculation.
Source: Capital IQ.

DRAFT

Exhibit 19
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Market Approach: Guideline Public Company Method
Valuation as of November 24, 2025

(in $ Thousands)

		Enterprise Value / Revenue		Enterprise Value / EBITDA	
		TTM 9/30/2025	Projected Year 1	TTM 9/30/2025	Projected Year 1
*	FONAR Corporation	0.2x	NA	1.7x	NA
	Ardent Health, Inc.	0.3x	0.3x	3.8x	3.7x
	Astrana Health, Inc.	0.5x	0.4x	11.6x	6.7x
	Bruker Corporation	2.1x	2.1x	12.4x	13.3x
	Community Health Systems, Inc.	0.9x	0.9x	7.9x	7.4x
	HCA Healthcare, Inc.	1.5x	1.5x	7.4x	7.2x
	Hologic, Inc.	3.0x	3.0x	9.2x	9.2x
	Nutex Health Inc.	1.2x	1.2x	3.1x	3.7x
	RadNet, Inc.	2.9x	2.8x	24.4x	19.1x
	Tenet Healthcare Corporation	1.3x	1.3x	6.2x	6.1x
	25th Percentile	**0.9x**	**0.9x**	**6.2x**	**6.1x**
	Median	**1.3x**	**1.3x**	**7.9x**	**7.2x**
	Average	**1.5x**	**1.5x**	**9.5x**	**8.5x**

			Revenue		EBITDA	
	Indicated Enterprise Value Calculation:		TTM 9/30/2025	Projected Year 1	TTM 9/30/2025	Projected Year 1
(2)	FONAR - Revenue / EBITDA		$ 105,434	$ 107,543	$ 14,803	$ 16,180
	Selected Multiples - Low		*0.9x*	*0.9x*	*6.0x*	*5.5x*
(3)	Selected Multiples - Mid		**1.0x**	**1.0x**	**6.5x**	**6.0x**
	Selected Multiples - High		*1.1x*	*1.1x*	*7.0x*	*6.5x*
(4)	*Weights*		***25.0%***	***25.0%***	***25.0%***	***25.0%***
	Indicated Enterprise Value (Control)	*Weighted*				
	Enterprise Value - Low (Rounded)	**92,400**	**94,891**	**96,789**	**$ 88,817**	**$ 88,988**
	Enterprise Value - Mid (Rounded)	**101,600**	**105,434**	**107,543**	**$ 96,218**	**$ 97,077**
	Enterprise Value - High (Rounded)	**110,800**	**115,978**	**118,297**	**$ 103,619**	**$ 105,167**

	Add / (Less):	
(5)	Add: Cash & Cash Equivalents	54,276
(6)	Less: American Transit Insurance Company - Reserve	(2,349)
(5)	Less: Total Interest Bearing Debt	-
	Equity Value (Conrol) - Low	**144,327**
	Equity Value (Conrol) - Mid	**153,527**
	Equity Value (Conrol) - High	**162,727**
(7)	Less: Minority Interest (@ 29.37%) - Low	(42,389)
(7)	Less: Minority Interest (@ 29.37%) - Mid	(45,091)
(7)	Less: Minority Interest (@ 29.37%) - High	(47,793)
	Fair Market Value of Common Equity - Control (Rounded)	*Weighted*
	Fair Market Value of Common Equity - Low (Rounded)	**$ 101,900**
	Fair Market Value of Common Equity - Mid (Rounded)	**$ 108,400**
	Fair Market Value of Common Equity - High (Rounded)	**$ 114,900**

DRAFT

Notes:

* Excluded from the 25th Percentile, median, and average calculation.
(1) See Exhibit 18.
(2) See Exhibit 6 and Exhibit 8.
(3) Selected multiples are based on comparative historical and projected performance of the Subject Company compared to that of GPCs'. See Exhibit 13 to Exhibit 16.
(4) Equal weight was assigned to each metric to reflect both the Company's most recent performance and near-term expectations.
(5) Balance Sheet balance as of 9/30/2025.
(6) The Company established a reserve against accounts receivables from American Transit Insurance (ATI) due to their ongoing financial difficulties.
(7) FONAR's wholly-owned subsidiary, Health Management Corporation of America ("HMCA"), has the controlling interest in Health Diagnostics Management, LLC ("HDM"). Presently, FONAR (through HMCA) owns a 70.63% controlling interest in HDM, with the remaining 29.37% held by minority investors.

Exhibit 20
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
One Day Stock Premium Market Transactions
Valuation as of November 24, 2025

(in $ Millions)

(1) Close Date	Buyer	Target	Equity Premium 1 Day
10/29/2021	Bioventus Inc.	Misonix, Inc.	19.1%
12/13/2021	Baxter International Inc.	Hill-Rom Holdings, Inc.	7.5%
12/16/2021	Allergan plc	Soliton, Inc.	25.6%
1/4/2022	Centene Corporation	Magellan Health, Inc.	14.7%
3/29/2022	Byram Healthcare Centers, Inc.	Apria, Inc.	26.2%
5/13/2022	Medtronic plc	Intersect ENT, Inc.	15.2%
5/24/2022	Altaris, LLC	Intricon Corporation	39.2%
6/28/2022	Stone Point Capital LLC; Trident IX, L.P.	Tivity Health, Inc.	0.8%
7/21/2022	ArchiMed SAS; MED Platform II	Natus Medical Incorporated	28.6%
10/3/2022	Patient Square Capital, LP	Hanger, Inc.	25.8%
10/13/2022	Clayton, Dubilier & Rice, LLC; TPG Capital, L.P.;	Covetrus, Inc.	16.5%
1/4/2023	Orthofix Medical Inc.	SeaSpine Holdings Corporation	37.5%
1/31/2023	SD Biosensor, Inc; SJL Partners	Meridian Bioscience, Inc.	1.3%
2/22/2023	OptumHealth, Inc.	LHC Group, Inc.	8.1%
4/27/2023	Abbott Laboratories	Cardiovascular Systems, Inc.	47.3%
4/27/2023	Biosynex SA	Chembio Diagnostics, Inc.	26.7%
5/1/2023	CVS Health Corporation	Oak Street Health, Inc.	15.8%
9/1/2023	Globus Medical, Inc.	NuVasive, Inc.	26.1%
5/31/2024	Johnson & Johnson	Shockwave Medical, Inc.	4.7%
9/17/2024	Boston Scientific Corporation	Silk Road Medical, Inc	26.9%
11/15/2024	Boston Scientific Corporation	Axonics, Inc.	23.3%
4/3/2025	Globus Medical, Inc.	Nevro Corp.	16.5%
4/17/2025	Patient Square Capital, LP	Patterson Companies, Inc.	35.7%
4/21/2025	Zimmer Biomet Holdings, Inc.	Paragon 28, Inc.	20.0%
5/1/2025	electroCore, Inc.	NeuroMetrix, Inc.	15.1%
10/7/2025	Zimmer Biomet Holdings, Inc.	Monogram Technologies Inc.	22.8%

25th Percentile	**15.1%**
Median	**21.4%**
75th Percentile	**28.8%**

DRAFT

Notes:

(1) Source: Capital IQ

Screening Criteria:

Industry Classifications (Target/Issuer): "Health Care Facilities" + "Health Care Equipment" (Primary)

Transaction Types: Merger/Acquisition

All Transactions Closed Date: [6/30/2021-11/24/2025]

Percent Sought (%): is greater than 50

Geographic Locations (Target/Issuer): United States of America (Primary)

Exhibit 21 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Liquidation Scenario—Third Party Collection Valuation as of November 24, 2025 (1) A/R Balance @ Liquidation Date (A) (2) Expected Collection % (B) Expected Collections, Gross (A * B) (3) Total Expenses(@ 5.0%) Collections less Expenses Add: MRI Asset Liquidation Less: Costs to Remove MRI Equipment Liquidation Cash Flow Discount Period (Mid-Year Convention) (4) Present Value Factor (@ 4.0%) Present Value of Liquidation Cash Flow Total Present Value of Liquidation Cash Flow (5) Add: Cash & Cash Equivalents (6) Less: American Transit Reserve (5) Less: Total Interest Bearing Debt Fair Market Value of Total Equity (Control) (7) Less: Minority Interest (@ 29.37%) Fair Market Value of Common Equity—Control (Rounded) $ 84,468 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 52.4% 19.4% 15.5% 7.5% 4.2% 1.0% $ 44,224 $ 16,361 $ 13,126 $ 6,315 $ 3,583 $ 859 (2,211) (818) (656) (316) (179) (43) $ 42,013 $ 15,543 $ 12,470 $ 5,999 $ 3,404 $ 816 5,000 - - - - - (2,000) (2,000) (2,000) - - -$ 45,013 $ 13,543 $ 10,470 $ 5,999 $ 3,404 $ 816 0.5 1.5 2.5 3.5 4.5 5.5 0.9806 0.9429 0.9066 0.8717 0.8382 0.8060 44,139 12,769 9,492 5,230 2,853 658 $ 75,140 54,276 (2,349) -$ 127,067 Discount Rate Senstivity (37,320) 4.0% 5.5% 7.0% $ 89,700 $ 89,700 $ 88,800 $ 87,800 Notes: (1) Balance based on A/R report dated 9/30/25. (2) Expected collection rates over a six-year period reflect historical recovery patterns for receivables originating from 2020–2023 (COVID Period). (3) Per Management, outsourcing all of the billing and collections to a third-party (Med-Metrix) at 5.0%. (4) 5-year U.S. Treasury as of the Valuation Date. Source: Federal Reserve Statistical Release. (5) Balance Sheet balance as of 9/30/2025. (6) The Company established a reserve against accounts receivables from American Transit Insurance (ATI) due to their ongoing financial difficulties. ATI reserve balance is as of 3/31/2025. (7) FONAR’s wholly-owned subsidiary, Health Management Corporation of America (“HMCA”), has the controlling interest in Health Diagnostics Management, LLC (“HDM”). Presently, FONAR (through HMCA) owns a 70.63% controlling interest in HDM, with the remaining 29.37% held by minority investors.

Exhibit 22 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Adjusted Book Value Method (Special Committee Calculation) Valuation as of November 24, 2025 Adjusted Book Value 9/30/2025 Assets Cash & Equivalents $ 54,276 Short-Term Investments 122 (1) Total Cash and Securities 54,398 Accounts Receivable 5,236 Medical receivables 24,486 Management Fee Receivable—Unrelated medical practices 44,719 Management Fee Receivable—Related medical practices 10,027 (1) Total Account Receivable 84,468 (2) Less: Total Expenses(@ 5.0%) (4,223) Net Accounts Receivable (Net Expenses) 80,245 Asset Liquidation (3) MRI Asset Liquidation 5,000 (3) Less: Costs of Remove / Sale (2,000) Total Asset Liquidation 3,000 Total Value $ 137,643 (4) Less: Minority Interest (@ 29.37%) $ (40,426) Fair Market Value of Common Equity—Control (Rounded) 97,200 (5) Divided by: Fully-Diluted Number of Shares Outstanding 6,645 Fair Market Value Per Share $ 14.63 Notes: (1) Balance Sheet balance as of 9/30/2025. (2) Per Management, outsourcing all of the billing and collections to a third-party (Med-Metrix) at 5.0%. (3) Based on Management’s estimate. (4) FONAR’s wholly-owned subsidiary, Health Management Corporation of America (“HMCA”), has the controlling interest in Health Diagnostics Management, LLC (“HDM”). Presently, FONAR (through HMCA) owns a 70.63% controlling interest in HDM, with the remaining 29.37% held by minority investors. (5) Total common-equivalent shares of 6,644,553 reflect 6,203,465 Common, 146 Class B , 127,504 Common equivalents from 382,513 Class C shares (3:1 conversion ratio), and 313,438 Class A Preferred.

Exhibit 23 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Discount for Lack of Marketability Summary—Class A Preferred Stock Valuation as of November 24, 2025 Indications from: Discount Range (1) Put Option Models 15.0%—17.0% (2) Restricted Stock Studies 21.9%—34.0% Benchmark Range 20.0%—25.0% (3) Qualitative Factors—Class A Preferred Stock Issue Impact Size of the Company Smaller Greater Restrictive Agreements Neutral Greater Payment of Dividends None Greater Prospects of IPO or Other Liquidity Event Limited Greater Size of Interest and Amount of Control Smaller Greater Financial Strength of the Company Smaller Greater Selected Discount for Lack of Marketability (Rounded) 25.0% Notes: (1) See Exhibit 24. (2) See Exhibit 26. (3) Based on Discussions with Management.

Exhibit 24 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Marketability Discount—Class A Preferred Stock Valuation as of November 24, 2025 Implied Discount Using Chaffe Model (1) Implied Discount Using Finnerty Model (2) Inputs Inputs Stock Price ($MM) 1.00 Stock Price ($MM) 1.00 Exercise Price 1.00 Exercise Price 1.00 Expected Life in Years 5.0 Time 5.0 (3) Annualized Volatility 31.0% Annualized Volatility 31.0% (4) Risk-Free Rate 3.61% Risk-Free Rate 3.61% Intermediate Intermediate Present Value of Stock Ex-dividend 1.00 v2T 0.148 Present Value of Exercise Price 0.84 vT 0.384 Cumulative Volatility 69.3% Call Option Proportion of Stock Present Value 72.7% Proportion of Exercise Price PV -46.5% Call Option Value 0.34 Put Option Put Option Proportion of Stock Present Value -27.3% Put Option Value 0.15 Proportion of Exercise Price PV 53.5% Put Option Value 0.17 Marketability Discount Marketability Discount Percentage of Strike (Rounded) 17.0% Percentage of Strike (Rounded) 15.0% Notes: (1) Chaffe, D. “Option Pricing as a Proxy for Discount for Lack of Marketability in Private Company Valuations.” Business Valuation Review 12 (1993), 182-188. (2) Finnerty, J. “An Average-Strike Put Option Model of the Marketability Discount.” The Journal of Derivatives, Vol 19, No. 4 (2012), pp. 53-69. (3) See Exhibit 25. (4) Based on the five-year U.S. Treasury bond yield.

Exhibit 25 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Equity Volatility Computation Valuation as of November 24, 2025 Term (Years) Selected Period Company Name Ticker 1.00 2.00 3.00 4.00 5.00 5.00 FONAR Corporation FONR 29.8% 31.4% 31.7% 31.4% 31.2% 31.2% Ardent Health, Inc. ARDT 62.2% NA NA NA NA NA Astrana Health, Inc. ASTH 69.7% 59.5% 56.9% 60.7% 63.0% 63.0% Bruker Corporation BRKR 52.8% 46.0% 41.7% 41.3% 38.6% 38.6% Community Health Systems, Inc. CYH 68.8% 71.5% 79.6% 85.5% 82.3% 82.3% HCA Healthcare, Inc. HCA 26.9% 25.9% 24.6% 30.4% 29.7% 29.7% Hologic, Inc. HOLX 29.0% 23.9% 22.7% 24.0% 24.9% 24.9% Nutex Health Inc. NUTX 108.2% 111.1% 109.7% NA NA NA RadNet, Inc. RDNT 42.6% 42.3% 40.9% 43.8% 44.6% 44.6% Tenet Healthcare Corporation THC 42.1% 39.9% 38.9% 46.8% 46.2% 46.2% Low 26.9% 23.9% 22.7% 24.0% 24.9% 24.9% 1st Quartile 32.9% 31.4% 31.7% 31.2% 30.8% 30.8% Mean 53.2% 50.2% 49.6% 45.5% 45.0% 45.0% Median 47.7% 42.3% 40.9% 42.5% 41.6% 41.6% 3rd Quartile 67.2% 59.5% 56.9% 50.3% 50.4% 50.4% High 108.2% 111.1% 109.7% 85.5% 82.3% 82.3% (1) Concluded FONAR Corporation (NasdaqCM: FONR) Equity Volatility (Rounded) 31.0% Notes: Source: CapitalIQ. (1) Selected based on FONAR’s indication.

Exhibit 26
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Restricted Stock Studies
Valuation as of November 24, 2025

	SUMMARY OF RESTRICTED STOCK STUDIES		
	Empirical Study	**Years Covered in Study**	**Average Price Discount (%)**
	Pre 1990:		
(1)	SEC Overall Average	1966-1969	25.8
(2)	SEC Nonreporting	1966-1969	32.6
(3)	Gelman	1968-1970	33
(4)	Trout	1968-1972	33.5
(5)	Moroney	1969-1972	35.6
(6)	Maher	1969-1973	35.4
(7)	Standard Research Consultants	1978-1982	45.0
(8)	Willamette Management Associates	1981-1984	31.2
(9)	Silber	1981-1988	33.8
	Pre 1990 Average Discount		**34.0**
	Post 1990:		
(10)	Bajaj, et al.	1990-1995	22.2
(11)	Johnson	1991-1995	20
(12)	Columbia Financial Advisors	1996-1997	21
(13)	Columbia Financial Advisors	1997-1998	13
(14)	FMV Opinions, Inc.	1997-2005	22.5
(15)	LiquiStat	2005-2006	32.8
	Post 1990 Average Discount		**21.9**
	Overall Average Discount		**29.2**

Notes:

(1) "Discounts Involved in Purchases of Common Stock (1966-1969)," Institutional Investor Study Report of the Securities and Exchange Commission, H.R. Doc. No. 64, Part 5, 92nd Congress, 1st Session, 1971, pp. 2444-5

(2) Ibid.

(3) Gelman, Milton, "An Economist-Financial Analyst's Approach to Valuing Stock in a Closely Held Company," Journal of Taxation, June 1972, p. 353.

(4) Trout, Robert R., "Estimation of the Discount Associated with the Transfer of Restricted Securities," Taxes, June 1977, pp. 381-85.

(5) Moroney, Robert E., "Most Courts Overvalue Closely Held Stocks," Taxes, March 1973, pp. 144-55.

(6) Maher, J. Michael, "Discounts for Lack of Marketability for Closely Held Business Interests," Taxes, September 1976, pp. 562-71.

(7) Pittock, William F., and Charles H. Stryker, "Revenue Ruling 77-276 Revisited," SRC Quarterly Reports, Spring 1983, pp. 1-3. Median discounts.

(8) Williamette Management Associates study (unpublished). Median discounts.

(9) Silber, William L., "Discounts on Restricted Stock: The Impact of Illiquidity on Stock Prices," Financial Analysts Journal, July-August 1991, pp. 60-64.

(10) Mukesh Bajaj, David J. Denis, Stephen P. Ferris, and Atuyla Sarin, Firm Value and Marketability Discounts, 27 J. Corp. L. 89 (2001).

(11) Johnson, Bruce, "Restricted Stock Discounts, 1991-95," Shannon Pratt's Business Valuation Update, March 1999, p. 1-3; "Quantitative Support for Discounts for Lack of Marketability," Business Valuation Review, December 1999, pp. 152-155.

(12) Aschwald, Kathryun, F., "Restricted Stock Discount Decline as Result of 1-Year Holding Period," Shannon Pratt's Business Valuation Update, May 2000, p. 1-5.

(13) Ibid.

(14) The FMV Study is available as a searchable database at www.bvmarketdata.com

(15) Espen Robak, "Lemons or Lemonade? A Fresh Look at Restricted Stock Discounts," 10 Valuation Strategies 4 (2007).

DRAFT

Exhibit 27
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Voting vs. Non-Voting Stock Studies - Class A Preferred Stock
Valuation as of November 24, 2025

(1) Empirical Studies – Voting vs. Non-Voting Price Differentials

	Study (Authors)	Discount	# of Companies	Publication Date	Period Covered
	Masulis, Wang & Xie	2.3%	457	2008	1995–2003
	Houlihan Lokey, Howard & Zukin	2.7%	18	1996	1996
	Cox & Roden	10.0%	98	2002	1984–1999
	Smith & Amoako-Adu	6.0%	81	1995	1988–1992
	Zingales	9.5%	94	1995	1984–1990
	O'Shea & Siwicki	1.3%	43	1991	1980–1990
(2)	SEC Study	5.0%	63	1987	n/a
	Lease, McConnell & Mickelson	5.2%	30	1983	1940–1978
	Low	1.3%	18	NA	NA
	1st Quartile	2.6%	40	NA	NA
	Mean	5.3%	111	NA	NA
	Median	5.1%	72	NA	NA
	3rd Quartile	6.9%	95	NA	NA
	High	10.0%	457	NA	NA

(1) Court Cases Involving Voting / Non-Voting Price Differentials

Case Name	Citation	Discount Allowed
Estate of Simplot v. Commissioner	2001, 9th Cir.	0.0%
Barnes v. Commissioner	1998, 76 T.C.M.	3.7%
Kosman v. Commissioner	1996, 71 T.C.M.	4.0%
Estate of Newhouse v. Commissioner	1990, 94 T.C.	0.0%
Estate of Joyce C. Hall v. Commissioner	1989, 92 T.C.	5.2%
Estate of Clara S. Roeder Winkler	1989, 57 T.C.M.	9.1%
Northern Trust Co. v. Commissioner	1986, 87 T.C.	0.0%
Ahmanson Foundation v. United States	1981, 82-1 U.S.T.C.	3.0%
Wallace v. United States	1981, 82-1 U.S.T.C.	4.8%
Estate of A.Thalheimer v. Commissioner	1977, 36 T.C.M.	4.4%
Estate of A.Thalheimer v. Commissioner	1974, 33 T.C.M.	5.4%
Jacob S. Kamborian v. Commissioner	1971, 56 T.C.	3.9%
Low	NA	0.0%
1st Quartile	NA	2.3%
Mean	NA	3.6%
Median	NA	4.0%
3rd Quartile	NA	4.9%
High	NA	9.1%

(1) Observable Public-Market Differentials Summary*

	Discount
Average	2.8%
Median	1.0%

*Voting Stock Price vs. Inferior Voting Stock Price. As of 6/29/2012. Based on 35 observations.

(3) Willamette Voting Rights – Empirical Study (1994)

Study	Voting Premium (Voting – Non-Voting)	Non-Voting Discount
Dual Class - As of 12/31/1994	Mean: ~3.0% Median: ~1.5%	Mean: ~2.9% Median: ~1.5%
Dual Class - 3M Ending 12/31/1994	Mean: ~2.8% Median: ~2.0%	Mean: ~2.7% Median: ~2.0%

(3) Willamette Voting Rights – Empirical Study (1999)

	Voting Premium (Voting – Non-Voting)	Non-Voting Discount
Dual Class - As of 12/31/1999	Mean: ~6.5% Median: ~2.8%	Mean: ~6.1% Median: ~2.7%
Dual Class - 3M Ending 12/31/1999	Mean: ~7.8% Median: ~0.6%	Mean: ~7.2% Median: ~0.6%

Selected Discount for Lack of Voting (Rounded)	5.0%

Notes:
(1) Sourced from Stout article "Price Differentials Between Voting and Nonvoting Stock".
(2) SEC Study discount range was 2.0–8.0% and selected mid-point.
(3) Willamette Management Associates, "Discount for Lack of Voting Rights / Premium for Voting Rights Study," Insights, Spring 2004.

DRAFT

Tearsheet: GPC 1
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
FONAR Corporation
Valuation as of November 24, 2025

(in $ Millions, except per share data)

FONAR Corporation (NasdaqCM:FONR)

FONAR Corporation, together with its subsidiaries, engages in the designing, manufacturing, selling, and servicing of magnetic resonance imaging (MRI) scanners for the detection and diagnosis of human diseases, abnormalities, other medical conditions, and injuries in the United States. It operates in two segments: Medical Equipment, and Physician Management and Diagnostic Services. The company offers an Upright MRI scanner, which allows patients to be scanned in weight-bearing conditions, such as standing, sitting, bending, or lying down. It also provides non-medical management, including administrative services, billing and collection services, credentialing services, contract negotiations, compliance consulting, purchasing IT services, hiring, conducting interviews, training, supervision and management of non-medical personnel, storage of medical records, office space, equipment, repair maintenance services, accounting, assistance with legal and regulatory matters, and development and implementation of practice growth and marketing strategies. In addition, the company owns and operates diagnostic imaging facilities. The company markets its scanners to private diagnostic imaging centers and hospital outpatient imaging facilities. FONAR Corporation was founded in 1978 and is based in Melville, New York.

Overview	
Stock Exchange:	NasdaqCM
Website:	www.fonar.com
Employees:	535
Primary Industry:	Health Care Equipment
Primary SIC Code:	8071
S&P LT Rating:	NA
S&P LT Rating Date:	NA
Market Data	
IPO Date (Years)	44.1
Dividend Yield	NA
5 Year Beta	0.99
Float	6.0
Float %	0.9
Current Price (actual)	14.07
52 Week High ()	17.62
52 Week Low ()	12.00
Shares Outstanding (mln)	6.6
Equity Marketcap	92.2
Average Daily Trading Volume (in millions)	
Last Week	0.02
Last Month	0.02
Last 3 Months	0.02
Last 6 Months	0.02
Last Year	0.02
Per Share Items (actual)	
Basic EPS	1.08
Diluted EPS	1.08
Dividends per share	0.00

Financial Statements	FYE-2	FYE-1	FYE	LTM
INCOME STATEMENT	**6/30/2023**	**6/30/2024**	**6/30/2025**	**9/30/2025**
Total Revenues	**98.6**	**102.9**	**104.4**	**105.4**
Cost of Good Sold	52.9	57.7	61.4	62.1
Gross Profit	**45.7**	**45.1**	**42.9**	**43.3**
Gross Profit Margin (%)	*46.4%*	*43.9%*	*41.1%*	*41.1%*
Total Operating Expenses	31.0	28.6	31.3	33.1
EBIT	**14.8**	**16.5**	**11.6**	**10.2**
EBIT Margin (%)	*15.0%*	*16.1%*	*11.1%*	*9.7%*
Add: Depreciation and Amortization	4.5	4.6	4.3	4.4
EBITDA	**19.3**	**21.1**	**15.9**	**14.5**
EBITDA Margin (%)	*19.6%*	*20.5%*	*15.3%*	*13.8%*
Net Income	**9.4**	**10.6**	**8.3**	**7.5**
Net Income Margin (%)	*9.5%*	*10.3%*	*8.0%*	*7.1%*
BALANCE SHEET	**6/30/2023**	**6/30/2024**	**6/30/2025**	**9/30/2025**
Total Cash & ST Investments	51.3	56.5	56.5	54.4
Total Receivables	70.2	79.8	82.9	84.5
Total Other Current Assets	4.2	4.0	5.3	4.9
Total Current Assets	**125.7**	**140.3**	**144.7**	**143.7**
Property, Plant & Equipment, Net	55.9	57.7	54.0	55.9
Goodwill and Intangible Assets, Net	7.7	7.1	7.3	7.5
Total Other Noncurrent Assets	11.3	9.1	10.9	11.2
Total Assets	**200.6**	**214.2**	**216.9**	**218.4**
Debt in Current Liabilities	4.2	3.7	3.6	3.9
Other Current Liabilities	11.5	14.1	13.5	12.8
Total Current Liabilities	**15.6**	**17.9**	**17.1**	**16.7**
Long-Term Debt	32.8	37.9	35.3	36.0
Other Noncurrent Liabilities	1.3	1.7	4.4	4.3
Total Liabilities	**49.8**	**57.5**	**56.8**	**57.0**
Total Equity	150.8	156.8	160.1	161.4
Total Liabilities and Equity	**200.6**	**214.2**	**216.9**	**218.4**

Latest 36-Month Stock Performance



Stock Price
25.00
20.00
15.00
10.00
5.00
0.00
Volume (in millions)
0.18
0.16
0.14
0.12
0.10
0.08
0.06
0.04
0.02
0.00
11/22
11/23
11/24
11/25
Volume
Price

Source: CapitalIQ

DRAFT

Tearsheet: GPC 2
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Ardent Health, Inc.
Valuation as of November 24, 2025

(in $ Millions, except per share data)

Ardent Health, Inc. (NYSE:ARDT)

Ardent Health, Inc. owns and operates a network of hospitals and clinics that provides a range of healthcare services in the United States. The company offers general and specialty services, including internal medicine, general surgery, cardiology, oncology, orthopedics, women's services, neurology, urology, and emergency services within inpatient and ambulatory care settings. It also operates a network of ambulatory facilities and telehealth services, including primary care and specialty care clinics, ambulatory surgery centers, urgent care centers, free-standing emergency departments, and diagnostic imaging centers. It operates acute care hospitals, including rehabilitation hospitals and surgical hospitals. Ardent Health, Inc. was formerly known as Ardent Health Partners, Inc. and changed its name to Ardent Health, Inc. in June 2025. The company was founded in 2001 and is based in Brentwood, Tennessee. Ardent Health, Inc. is a subsidiary of EGI-AM Investments, L.L.C.

Overview	
Stock Exchange:	NYSE
Website:	www.ardenthealth.com
Employees:	22,050
Primary Industry:	Health Care Facilities
Primary SIC Code:	8062
S&P LT Rating:	B+
S&P LT Rating Date:	4/25/2025
Market Data	
IPO Date (Years)	1.4
Dividend Yield	NA
5 Year Beta	NA
Float	24.5
Float %	0.2
Current Price (actual)	8.88
52 Week High ()	17.34
52 Week Low ()	8.28
Shares Outstanding (mln)	143.2
Equity Marketcap	1,271.5
Average Daily Trading Volume (in millions)	
Last Week	0.91
Last Month	0.73
Last 3 Months	0.49
Last 6 Months	0.44
Last Year	0.41
Per Share Items (actual)	
Basic EPS	1.46
Diluted EPS	1.44
Dividends per share	0.00

Financial Statements	FYE-2	FYE-1	FYE	LTM
INCOME STATEMENT	**12/31/2022**	**12/31/2023**	**12/31/2024**	**9/30/2025**
Total Revenues	**5,129.7**	**5,409.5**	**5,966.1**	**6,325.5**
Cost of Good Sold	2,411.7	2,384.1	2,534.8	2,660.3
Gross Profit	**2,718.0**	**3,025.4**	**3,431.3**	**3,665.3**
Gross Profit Margin (%)	*53.0%*	*55.9%*	*57.5%*	*57.9%*
Total Operating Expenses	2,517.8	2,809.6	3,025.6	3,286.9
EBIT	**200.3**	**215.8**	**405.8**	**378.4**
EBIT Margin (%)	*3.9%*	*4.0%*	*6.8%*	*6.0%*
Add: Depreciation and Amortization	138.2	140.8	146.3	152.5
EBITDA	**338.4**	**356.7**	**552.1**	**530.9**
EBITDA Margin (%)	*6.6%*	*6.6%*	*9.3%*	*8.4%*
Net Income	**188.9**	**53.9**	**210.3**	**205.1**
Net Income Margin (%)	*3.7%*	*1.0%*	*3.5%*	*3.2%*
BALANCE SHEET	**12/31/2022**	**12/31/2023**	**12/31/2024**	**9/30/2025**
Total Cash & ST Investments	477.5	453.5	566.7	614.3
Total Receivables	640.6	834.6	810.0	772.2
Total Other Current Assets	291.2	330.0	456.0	570.9
Total Current Assets	**1,409.3**	**1,618.1**	**1,832.8**	**1,957.5**
Property, Plant & Equipment, Net	1,990.1	2,012.2	2,039.0	2,099.3
Goodwill and Intangible Assets, Net	921.6	921.6	929.0	967.6
Total Other Noncurrent Assets	157.8	179.6	155.3	130.0
Total Assets	**4,478.8**	**4,731.6**	**4,956.1**	**5,154.4**
Debt in Current Liabilities	65.6	61.0	55.6	20.3
Other Current Liabilities	743.0	933.1	889.8	922.8
Total Current Liabilities	**808.6**	**994.1**	**945.4**	**943.2**
Long-Term Debt	2,329.9	2,335.6	2,226.6	2,263.7
Other Noncurrent Liabilities	290.0	319.6	261.7	315.6
Total Liabilities	**3,428.5**	**3,649.2**	**3,433.7**	**3,522.5**
Total Equity	1,050.3	1,082.3	1,522.4	1,631.8
Total Liabilities and Equity	**4,478.8**	**4,731.6**	**4,956.1**	**5,154.4**

Latest 36-Month Stock Performance



Stock Price
25.00
20.00
15.00
10.00
5.00
0.00
Volume (in millions)
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
7/24
7/25
Volume
Price

Source: CapitalIQ

DRAFT

Tearsheet: GPC 3
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Astrana Health, Inc.
Valuation as of November 24, 2025
(in $ Millions, except per share data)

DRAFT

Astrana Health, Inc. (NasdaqCM:ASTH)

Astrana Health, Inc., a healthcare management company, provides medical care services in the United States. The company operates through three segments: Care Partners, Care Delivery, and Care Enablement. The company offers care coordination services to patients, families, primary care physicians, specialists, acute care hospitals, alternative sites of inpatient care, physician groups, and health plans. Its physician network consists of primary care physicians, specialist physicians and extenders, and hospitals. The company serves patients primarily covered by private or public insurance, such as Medicare, Medicaid, and health maintenance organization; and non-insured patients. The company was formerly known as Apollo Medical Holdings, Inc. and changed its name to Astrana Health, Inc. in February 2024. Astrana Health, Inc. was founded in 1994 and is headquartered in Alhambra, California.

Overview	
Stock Exchange:	NasdaqCM
Website:	www.astranahealth.com
Employees:	1,900
Primary Industry:	Health Care Services
Primary SIC Code:	8090
S&P LT Rating:	NA
S&P LT Rating Date:	NA
Market Data	
IPO Date (Years)	8.0
Dividend Yield	NA
5 Year Beta	0.84
Float	37.0
Float %	0.7
Current Price (actual)	22.60
52 Week High ()	45.16
52 Week Low ()	20.12
Shares Outstanding (mln)	50.2
Equity Marketcap	1,133.5
Average Daily Trading Volume (in millions)	
Last Week	0.64
Last Month	0.61
Last 3 Months	0.43
Last 6 Months	0.39
Last Year	0.36
Per Share Items (actual)	
Basic EPS	0.20
Diluted EPS	0.20
Dividends per share	0.00

Financial Statements	FYE-2	FYE-1	FYE	LTM
INCOME STATEMENT	**12/31/2022**	**12/31/2023**	**12/31/2024**	**9/30/2025**
Total Revenues	**1,144.2**	**1,386.7**	**2,034.5**	**2,896.5**
Cost of Good Sold	944.7	1,171.7	1,763.2	2,599.5
Gross Profit	**199.5**	**215.0**	**271.4**	**297.0**
Gross Profit Margin (%)	*17.4%*	*15.5%*	*13.3%*	*10.3%*
Total Operating Expenses	95.2	130.3	182.0	215.7
EBIT	**104.3**	**84.6**	**89.4**	**81.3**
EBIT Margin (%)	*9.1%*	*6.1%*	*4.4%*	*2.8%*
Add: Depreciation and Amortization	17.5	17.7	27.9	37.5
EBITDA	**121.8**	**102.4**	**117.3**	**118.7**
EBITDA Margin (%)	*10.6%*	*7.4%*	*5.8%*	*4.1%*
Net Income	**45.2**	**60.7**	**43.1**	**9.5**
Net Income Margin (%)	*3.9%*	*4.4%*	*2.1%*	*0.3%*
BALANCE SHEET	**12/31/2022**	**12/31/2023**	**12/31/2024**	**9/30/2025**
Total Cash & ST Investments	293.6	296.3	290.9	463.4
Total Receivables	119.7	147.8	324.8	397.0
Total Other Current Assets	14.8	17.5	22.8	23.2
Total Current Assets	**428.1**	**461.5**	**638.5**	**883.6**
Property, Plant & Equipment, Net	129.0	44.6	46.9	90.1
Goodwill and Intangible Assets, Net	345.9	350.5	537.4	1,148.3
Total Other Noncurrent Assets	63.2	76.8	132.1	115.1
Total Assets	**966.2**	**933.4**	**1,354.9**	**2,237.2**
Debt in Current Liabilities	4.8	24.8	15.3	55.0
Other Current Liabilities	143.8	193.9	350.3	574.9
Total Current Liabilities	**148.6**	**218.7**	**365.6**	**629.9**
Long-Term Debt	224.6	296.5	456.6	1,032.2
Other Noncurrent Liabilities	34.5	7.4	18.6	20.3
Total Liabilities	**407.7**	**522.6**	**840.7**	**1,682.5**
Total Equity	558.5	410.8	514.2	554.7
Total Liabilities and Equity	**966.2**	**933.4**	**1,354.9**	**2,237.2**

Latest 36-Month Stock Performance



70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
Stock Price
2.50
2.00
1.50
1.00
0.50
0.00
Volume (in millions)
11/22
11/23
11/24
11/25
Volume
Price

Source: CapitalIQ

Tearsheet: GPC 4
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Bruker Corporation
Valuation as of November 24, 2025

(in $ Millions, except per share data)

Bruker Corporation (NasdaqGS:BRKR)

Bruker Corporation, together with its subsidiaries, develops, manufactures, and distributes scientific instruments, and analytical and diagnostic solutions in the United States, Europe, the Asia Pacific, and internationally. The company operates through four segments: Bruker Scientific Instruments (BSI) BioSpin, BSI CALID, BSI Nano, and Bruker Energy & Supercon Technologies. It offers magnetic resonance spectroscop, preclinical imaging, biopharma and applied, services and lifecycle support, integrated data solution, and automation; life science tools, and single and multiple modality systems; life science mass spectrometry; MALDI Biotyper platform for bacterial and fungal identification and establish, DNA test strips, and; genotype and fluorotype molecular diagnostics kits; and research, analytical, and process analysis instruments and solutions. It provides range of portable analytical and bioanalytical detection systems, and related products; X-ray instruments; analytical tools for electron microscopes, as well as handheld, portable, and mobile X-ray fluorescence spectrometry instruments; atomic force microscopy instrumentation; non-contact nanometer resolution solution topography; and automated X-ray metrology, automated AFM defect-detection, and photomask repair and cleaning equipment. In addition, the company offers advanced optical fluorescence microscopy instruments; products and services to support the multi-omics needs of researchers in translational research, drug, and biomarker discovery; superconducting materials, such as metallic low temperature superconductors; devices and complex tools based on metallic low temperature superconductors; and non-superconducting high technology tools, such as synchrotron and beamline instrumentation. The company was founded in 1960 and is headquartered in Billerica, Massachusetts.

Overview	
Stock Exchange:	NasdaqGS
Website:	www.bruker.com
Employees:	11,396
Primary Industry:Life Sciences Tools and Services	
Primary SIC Code:	3826
S&P LT Rating:	NA
S&P LT Rating Date:	NA
Market Data	
IPO Date (Years)	25.3
Dividend Yield	0.4%
5 Year Beta	1.20
Float	102.8
Float %	0.7
Current Price (actual)	47.56
52 Week High ()	64.64
52 Week Low ()	28.53
Shares Outstanding (mln)	151.9
Equity Marketcap	7,226.3
Average Daily Trading Volume (in millions)	
Last Week	2.64
Last Month	2.88
Last 3 Months	3.73
Last 6 Months	3.32
Last Year	2.67
Per Share Items (actual)	
Basic EPS	-0.16
Diluted EPS	-0.16
Dividends per share	0.20

Financial Statements	FYE-2	FYE-1	FYE	LTM
INCOME STATEMENT	**12/31/2022**	**12/31/2023**	**12/31/2024**	**9/30/2025**
Total Revenues	**2,530.7**	**2,964.5**	**3,366.4**	**3,438.9**
Cost of Good Sold	1,224.1	1,445.2	1,683.3	1,759.6
Gross Profit	**1,306.6**	**1,519.3**	**1,683.1**	**1,679.3**
Gross Profit Margin (%)	*51.6%*	*51.2%*	*50.0%*	*48.8%*
Total Operating Expenses	847.5	1,030.2	1,272.8	1,309.4
EBIT	**459.1**	**489.1**	**410.3**	**369.9**
EBIT Margin (%)	*18.1%*	*16.5%*	*12.2%*	*10.8%*
Add: Depreciation and Amortization	88.8	114.9	183.8	215.1
EBITDA	**547.9**	**604.0**	**594.1**	**585.0**
EBITDA Margin (%)	*21.7%*	*20.4%*	*17.6%*	*17.0%*
Net Income	**296.6**	**427.2**	**113.1**	**(20.9)**
Net Income Margin (%)	*11.7%*	*14.4%*	*3.4%*	*-0.6%*
BALANCE SHEET	**12/31/2022**	**12/31/2023**	**12/31/2024**	**9/30/2025**
Total Cash & ST Investments	660.3	500.3	194.1	295.0
Total Receivables	595.3	621.7	701.2	766.7
Total Other Current Assets	857.6	1,042.2	1,157.9	1,288.9
Total Current Assets	**2,113.2**	**2,164.2**	**2,053.2**	**2,350.6**
Property, Plant & Equipment, Net	538.2	691.4	814.8	746.7
Goodwill and Intangible Assets, Net	728.5	913.1	2,419.8	2,468.8
Total Other Noncurrent Assets	231.9	481.2	518.9	868.8
Total Assets	**3,611.8**	**4,249.9**	**5,806.7**	**6,434.9**
Debt in Current Liabilities	35.1	144.5	64.6	24.3
Other Current Liabilities	879.2	1,057.6	1,216.7	1,243.8
Total Current Liabilities	**914.3**	**1,202.1**	**1,281.3**	**1,268.1**
Long-Term Debt	1,247.5	1,235.1	2,180.7	2,025.1
Other Noncurrent Liabilities	318.2	399.4	529.5	649.3
Total Liabilities	**2,480.0**	**2,836.6**	**3,991.5**	**3,942.5**
Total Equity	1,131.8	1,413.3	1,815.2	2,492.4
Total Liabilities and Equity	**3,611.8**	**4,249.9**	**5,806.7**	**6,434.9**

Latest 36-Month Stock Performance



100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
Stock Price
20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
Volume (in millions)
11/22
11/23
11/24
11/25
Volume
Price

Source: CapitalIQ

DRAFT

Tearsheet: GPC 5
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Community Health Systems, Inc.
Valuation as of November 24, 2025

(in $ Millions, except per share data)

DRAFT

Community Health Systems, Inc. (NYSE:CYH)

Community Health Systems, Inc. owns, leases, and operates general acute care hospitals in the United States. The company offers general acute care, emergency room, general and specialty surgery, critical care, internal medicine, obstetrics, diagnostic, psychiatric, and rehabilitation services, as well as skilled nursing and home care services. It also provides outpatient services at primary care practices, urgent care centers, free-standing emergency departments, ambulatory surgery centers, imaging and diagnostic centers, and direct-to-consumer virtual health visits. The company was founded in 1985 and is headquartered in Franklin, Tennessee.

Overview	
Stock Exchange:	NYSE
Website:	www.chs.net
Employees:	52,500
Primary Industry:	Health Care Facilities
Primary SIC Code:	8062
S&P LT Rating:	CCC+
S&P LT Rating Date:	5/2/2025
Market Data	
IPO Date (Years)	25.5
Dividend Yield	NA
5 Year Beta	1.99
Float	88.8
Float %	0.7
Current Price (actual)	3.39
52 Week High ()	4.47
52 Week Low ()	2.24
Shares Outstanding (mln)	132.2
Equity Marketcap	448.1
Average Daily Trading Volume (in millions)	
Last Week	1.96
Last Month	2.63
Last 3 Months	1.96
Last 6 Months	2.38
Last Year	2.67
Per Share Items (actual)	
Basic EPS	2.47
Diluted EPS	2.47
Dividends per share	0.00

Financial Statements	FYE-2	FYE-1	FYE	LTM
INCOME STATEMENT	**12/31/2022**	**12/31/2023**	**12/31/2024**	**9/30/2025**
Total Revenues	**12,211.0**	**12,490.0**	**12,634.0**	**12,644.0**
Cost of Good Sold	7,305.0	7,408.0	7,364.0	7,345.0
Gross Profit	**4,906.0**	**5,082.0**	**5,270.0**	**5,299.0**
Gross Profit Margin (%)	*40.2%*	*40.7%*	*41.7%*	*41.9%*
Total Operating Expenses	4,187.0	4,212.0	4,427.0	4,218.0
EBIT	**719.0**	**870.0**	**843.0**	**1,081.0**
EBIT Margin (%)	*5.9%*	*7.0%*	*6.7%*	*8.5%*
Add: Depreciation and Amortization	449.0	425.0	406.0	366.0
EBITDA	**1,168.0**	**1,295.0**	**1,249.0**	**1,447.0**
EBITDA Margin (%)	*9.6%*	*10.4%*	*9.9%*	*11.4%*
Net Income	**46.0**	**(133.0)**	**(516.0)**	**329.0**
Net Income Margin (%)	*0.4%*	*-1.1%*	*-4.1%*	*2.6%*
BALANCE SHEET	**12/31/2022**	**12/31/2023**	**12/31/2024**	**9/30/2025**
Total Cash & ST Investments	118.0	38.0	37.0	123.0
Total Receivables	2,137.0	2,361.0	2,447.0	2,277.0
Total Other Current Assets	827.0	809.0	817.0	798.0
Total Current Assets	**3,082.0**	**3,208.0**	**3,301.0**	**3,198.0**
Property, Plant & Equipment, Net	6,103.0	5,872.0	5,399.0	5,228.0
Goodwill and Intangible Assets, Net	4,386.0	4,143.0	3,946.0	3,540.0
Total Other Noncurrent Assets	1,098.0	1,232.0	1,408.0	1,273.0
Total Assets	**14,669.0**	**14,455.0**	**14,054.0**	**13,239.0**
Debt in Current Liabilities	169.0	145.0	135.0	126.0
Other Current Liabilities	2,017.0	1,997.0	2,210.0	2,052.0
Total Current Liabilities	**2,186.0**	**2,142.0**	**2,345.0**	**2,178.0**
Long-Term Debt	12,219.0	12,029.0	11,967.0	11,116.0
Other Noncurrent Liabilities	998.0	1,108.0	1,059.0	896.0
Total Liabilities	**15,403.0**	**15,279.0**	**15,371.0**	**14,190.0**
Total Equity	(734.0)	(824.0)	(1,317.0)	(951.0)
Total Liabilities and Equity	**14,669.0**	**14,455.0**	**14,054.0**	**13,239.0**

Latest 36-Month Stock Performance


Stock Price
Volume (in millions)
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
40.00
35.00
30.00
25.00
20.00
15.00
10.00
5.00
0.00
11/22
11/23
11/24
11/25
Volume
Price

Source: CapitalIQ

Tearsheet: GPC 6
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
HCA Healthcare, Inc.
Valuation as of November 24, 2025

(in $ Millions, except per share data)

DRAFT

HCA Healthcare, Inc. (NYSE:HCA)

HCA Healthcare, Inc., through its subsidiaries, owns and operates hospitals and related healthcare entities in the United States. It operates general and acute care hospitals that offers medical and surgical services, including inpatient care, intensive care, cardiac care, diagnostic, and emergency services; and outpatient services, such as outpatient surgery, laboratory, radiology, respiratory therapy, cardiology, and physical therapy. The company also operates outpatient health care facilities consisting of freestanding ambulatory surgery centers, freestanding emergency care facilities, urgent care facilities, walk-in clinics, diagnostic and imaging centers, rehabilitation and physical therapy centers, radiation and oncology therapy centers, physician practices, and various other facilities. In addition, it operates behavioral hospitals, which provide therapeutic programs comprising child, adolescent and adult psychiatric care, adolescent and adult alcohol, drug abuse treatment, and counseling services. The company was formerly known as HCA Holdings, Inc. HCA Healthcare, Inc. was founded in 1968 and is headquartered in Nashville, Tennessee.

Overview

Overview	
Stock Exchange:	NYSE
Website:	hcahealthcare.com
Employees:	271,000
Primary Industry:	Health Care Facilities
Primary SIC Code:	8062
S&P LT Rating:	BBB-
S&P LT Rating Date:	5/25/2022
Market Data	
IPO Date (Years)	14.7
Dividend Yield	0.6%
5 Year Beta	1.38
Float	158.1
Float %	0.7
Current Price (actual)	501.04
52 Week High ()	512.66
52 Week Low ()	289.98
Shares Outstanding (mln)	228.2
Equity Marketcap	114,334.3
Average Daily Trading Volume (in millions)	
Last Week	1.63
Last Month	1.51
Last 3 Months	1.33
Last 6 Months	1.37
Last Year	1.48
Per Share Items (actual)	
Basic EPS	26.14
Diluted EPS	25.82
Dividends per share	2.82

Financial Statements

Financial Statements	FYE-2	FYE-1	FYE	LTM
INCOME STATEMENT	**12/31/2022**	**12/31/2023**	**12/31/2024**	**9/30/2025**
Total Revenues	**60,233.0**	**64,968.0**	**70,603.0**	**74,372.0**
Cost of Good Sold	37,056.0	39,389.0	41,925.0	43,599.0
Gross Profit	**23,177.0**	**25,579.0**	**28,678.0**	**30,773.0**
Gross Profit Margin (%)	*38.5%*	*39.4%*	*40.6%*	*41.4%*
Total Operating Expenses	14,123.0	15,953.0	18,131.0	19,140.0
EBIT	**9,054.0**	**9,626.0**	**10,547.0**	**11,633.0**
EBIT Margin (%)	*15.0%*	*14.8%*	*14.9%*	*15.6%*
Add: Depreciation and Amortization	2,969.0	3,077.0	3,312.0	3,468.0
EBITDA	**12,023.0**	**12,703.0**	**13,859.0**	**15,101.0**
EBITDA Margin (%)	*20.0%*	*19.6%*	*19.6%*	*20.3%*
Net Income	**5,643.0**	**5,242.0**	**5,760.0**	**6,344.0**
Net Income Margin (%)	*9.4%*	*8.1%*	*8.2%*	*8.5%*
BALANCE SHEET	**12/31/2022**	**12/31/2023**	**12/31/2024**	**9/30/2025**
Total Cash & ST Investments	1,000.0	1,022.0	2,021.0	1,091.0
Total Receivables	8,903.0	9,966.0	10,796.0	10,428.0
Total Other Current Assets	3,740.0	3,939.0	3,597.0	3,766.0
Total Current Assets	**13,643.0**	**14,927.0**	**16,414.0**	**15,285.0**
Property, Plant & Equipment, Net	27,640.0	29,922.0	31,545.0	32,683.0
Goodwill and Intangible Assets, Net	9,653.0	9,945.0	10,093.0	10,275.0
Total Other Noncurrent Assets	1,502.0	1,417.0	1,461.0	1,504.0
Total Assets	**52,438.0**	**56,211.0**	**59,513.0**	**59,747.0**
Debt in Current Liabilities	734.0	2,787.0	5,041.0	6,110.0
Other Current Liabilities	9,168.0	9,868.0	10,136.0	11,786.0
Total Current Liabilities	**9,902.0**	**12,655.0**	**15,177.0**	**17,896.0**
Long-Term Debt	39,466.0	39,072.0	40,196.0	40,239.0
Other Noncurrent Liabilities	3,143.0	3,424.0	3,585.0	3,771.0
Total Liabilities	**52,511.0**	**55,151.0**	**58,958.0**	**61,906.0**
Total Equity	(73.0)	1,060.0	555.0	(2,159.0)
Total Liabilities and Equity	**52,438.0**	**56,211.0**	**59,513.0**	**59,747.0**

Latest 36-Month Stock Performance



Stock Price
Volume (in millions)
600.00
500.00
400.00
300.00
200.00
100.00
0.00
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
11/22
11/23
11/24
11/25
Volume
Price

Source: CapitalIQ

Tearsheet: GPC 7
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Hologic, Inc.
Valuation as of November 24, 2025

(in $ Millions, except per share data)

Hologic, Inc. (NasdaqGS:HOLX)

Hologic, Inc. engages in the development, manufacture, and supply of diagnostics products, medical imaging systems, and surgical products for women's health through early detection and treatment worldwide. It operates through four segments: Diagnostics, Breast Health, GYN Surgical, and Skeletal Health. The company provides Aptima molecular diagnostic assays to detect the infectious microorganisms; Aptima viral load assays for Hepatitis B virus, Hepatitis C virus, human immunodeficiency virus, and human cytomegalo virus; Aptima bacterial vaginosis and candida vaginitis assays for the diagnosis of vaginitis; Aptima SARS-CoV-2 and Panther Fusion SARS-CoV-2 assays to detect SARS-CoV-2; ThinPrep System for cytology applications; and Rapid Fetal Fibronectin Test that assists physicians in assessing the risk of pre-term birth. It also offers breast cancer care solutions in the areas of radiology, breast surgery, pathology, and treatment, such as 3D digital mammography systems, image analysis software, reading workstations, minimally invasive breast biopsy guidance systems, breast biopsy site markers, localization, and specimen radiology systems; and breast conserving surgery products. In addition, the company provides MyoSure Hysteroscopic Tissue Removal System for the removal of fibroids and polyps in the uterus; NovaSure Endometrial Ablation System to treat abnormal uterine bleeding; Fluent Fluid Management System that provides liquid distention during diagnostic and operative hysteroscopic procedures; Acessa ProVu system to treat various fibroids; and CoolSeal portfolio, such as bipolar vessel sealing devices. Further, it offers Horizon DXA, a dual energy X-ray system. The company sells its products through direct sales, service forces, independent distributors, and sales representatives. The company was incorporated in 1985 and is headquartered in Marlborough, Massachusetts.

Overview	
Stock Exchange:	NasdaqGS
Website:	www.hologic.com
Employees:	7,070
Primary Industry:	Health Care Equipment
Primary SIC Code:	3844
S&P LT Rating:	BBB-
S&P LT Rating Date:	11/9/2021
Market Data	
IPO Date (Years)	35.7
Dividend Yield	NA
5 Year Beta	0.71
Float	220.4
Float %	1.0
Current Price (actual)	74.76
52 Week High ()	80.31
52 Week Low ()	51.90
Shares Outstanding (mln)	222.9
Equity Marketcap	16,664.4
Average Daily Trading Volume (in millions)	
Last Week	3.84
Last Month	3.74
Last 3 Months	3.10
Last 6 Months	2.85
Last Year	2.82
Per Share Items (actual)	
Basic EPS	2.50
Diluted EPS	2.49
Dividends per share	0.00

Financial Statements	FYE-2	FYE-1	FYE	LTM
INCOME STATEMENT	**9/30/2023**	**9/28/2024**	**9/27/2025**	**9/27/2025**
Total Revenues	**4,030.4**	**4,030.3**	**4,100.5**	**4,100.5**
Cost of Good Sold	1,573.7	1,582.8	1,606.7	1,606.7
Gross Profit	**2,456.7**	**2,447.5**	**2,493.8**	**2,493.8**
Gross Profit Margin (%)	*61.0%*	*60.7%*	*60.8%*	*60.8%*
Total Operating Expenses	1,515.7	1,477.3	1,432.7	1,432.7
EBIT	**941.0**	**970.2**	**1,061.1**	**1,061.1**
EBIT Margin (%)	*23.3%*	*24.1%*	*25.9%*	*25.9%*
Add: Depreciation and Amortization	323.4	294.5	290.0	290.0
EBITDA	**1,264.4**	**1,264.7**	**1,351.1**	**1,351.1**
EBITDA Margin (%)	*31.4%*	*31.4%*	*32.9%*	*32.9%*
Net Income	**456.0**	**789.5**	**565.7**	**565.7**
Net Income Margin (%)	*11.3%*	*19.6%*	*13.8%*	*13.8%*
BALANCE SHEET	**9/30/2023**	**9/28/2024**	**9/27/2025**	**9/27/2025**
Total Cash & ST Investments	2,738.7	2,336.7	2,205.9	2,205.9
Total Receivables	625.6	600.4	600.8	600.8
Total Other Current Assets	820.2	886.2	861.4	861.4
Total Current Assets	**4,184.5**	**3,823.3**	**3,668.1**	**3,668.1**
Property, Plant & Equipment, Net	579.7	630.0	653.7	653.7
Goodwill and Intangible Assets, Net	4,169.9	4,287.7	4,229.7	4,229.7
Total Other Noncurrent Assets	205.2	415.0	463.4	463.4
Total Assets	**9,139.3**	**9,156.0**	**9,014.9**	**9,014.9**
Debt in Current Liabilities	310.5	64.8	33.4	33.4
Other Current Liabilities	896.8	972.4	943.8	943.8
Total Current Liabilities	**1,207.3**	**1,037.2**	**977.2**	**977.2**
Long-Term Debt	2,593.6	2,593.2	2,593.4	2,593.4
Other Noncurrent Liabilities	321.5	395.6	396.4	396.4
Total Liabilities	**4,122.4**	**4,026.0**	**3,967.0**	**3,967.0**
Total Equity	5,016.9	5,130.0	5,047.9	5,047.9
Total Liabilities and Equity	**9,139.3**	**9,156.0**	**9,014.9**	**9,014.9**

Latest 36-Month Stock Performance



Stock Price
100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
25.00
20.00
15.00
10.00
5.00
0.00
Volume (in millions)
11/22
11/23
11/24
11/25
Volume
Price

Source: CapitalIQ

DRAFT

Tearsheet: GPC 8
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Nutex Health Inc.
Valuation as of November 24, 2025

(in $ Millions, except per share data)

Nutex Health Inc. (NasdaqCM:NUTX)

Nutex Health Inc. operates as a healthcare services and operations company in the United States. It operates through three segments: Hospital, Population Health Management (PHM), and Real Estate. The Hospital segment develops and operates a network of micro hospitals, specialty hospitals, and hospital outpatient departments that offer healthcare services, including emergency room care, inpatient care, and behavioural health. It also provides imaging services, such as CT scan, X-ray, MRI, ultrasound, etc.; laboratory services; and onsite inpatient pharmacies. The PHM segment provides management, administrative, and other support services to its affiliated hospitals and physician groups by establishing and operating provider networks, such as independent physician associations (IPAs); and a cloud-based technology platform for IPAs. The Real Estate segment owns and leases land and hospital buildings. The company was founded in 2011 and is headquartered in Houston, Texas.

Overview	
Stock Exchange:	NasdaqCM
Website:	www.nutexhealth.com
Employees:	880
Primary Industry:	Health Care Facilities
Primary SIC Code:	8060
S&P LT Rating:	NA
S&P LT Rating Date:	NA
Market Data	
IPO Date (Years)	3.6
Dividend Yield	NA
5 Year Beta	NA
Float	4.4
Float %	0.6
Current Price (actual)	137.21
52 Week High ()	184.28
52 Week Low ()	28.12
Shares Outstanding (mln)	7.1
Equity Marketcap	970.3
Average Daily Trading Volume (in millions)	
Last Week	0.26
Last Month	0.14
Last 3 Months	0.14
Last 6 Months	0.19
Last Year	0.14
Per Share Items (actual)	
Basic EPS	20.25
Diluted EPS	17.98
Dividends per share	0.00

Financial Statements	FYE-2	FYE-1	FYE	LTM
INCOME STATEMENT	**12/31/2022**	**12/31/2023**	**12/31/2024**	**9/30/2025**
Total Revenues	**219.3**	**247.6**	**479.9**	**981.2**
Cost of Good Sold	190.7	195.3	264.7	420.8
Gross Profit	**28.6**	**52.4**	**215.2**	**560.4**
Gross Profit Margin (%)	*13.0%*	*21.1%*	*44.8%*	*57.1%*
Total Operating Expenses	33.1	53.7	77.5	201.4
EBIT	**(4.6)**	**(1.3)**	**137.8**	**359.0**
EBIT Margin (%)	*-2.1%*	*-0.5%*	*28.7%*	*36.6%*
Add: Depreciation and Amortization	13.1	17.6	19.0	18.4
EBITDA	**8.6**	**16.3**	**156.8**	**377.3**
EBITDA Margin (%)	*3.9%*	*6.6%*	*32.7%*	*38.5%*
Net Income	**(424.8)**	**(45.8)**	**52.1**	**120.6**
Net Income Margin (%)	*-193.7%*	*-18.5%*	*10.9%*	*12.3%*
BALANCE SHEET	**12/31/2022**	**12/31/2023**	**12/31/2024**	**9/30/2025**
Total Cash & ST Investments	34.3	22.0	40.6	166.0
Total Receivables	58.3	62.8	236.1	406.9
Total Other Current Assets	5.4	6.1	15.8	19.7
Total Current Assets	**98.0**	**90.8**	**292.5**	**592.7**
Property, Plant & Equipment, Net	295.2	269.4	324.7	335.9
Goodwill and Intangible Assets, Net	38.2	37.6	29.4	35.5
Total Other Noncurrent Assets	0.4	0.4	8.7	0.5
Total Assets	**431.8**	**398.2**	**655.3**	**964.5**
Debt in Current Liabilities	21.1	20.1	27.7	32.5
Other Current Liabilities	33.8	38.2	126.5	152.9
Total Current Liabilities	**54.9**	**58.3**	**154.2**	**185.5**
Long-Term Debt	246.1	255.7	312.6	326.1
Other Noncurrent Liabilities	10.5	5.1	(0.0)	15.0
Total Liabilities	**311.4**	**319.1**	**466.8**	**526.5**
Total Equity	120.3	79.1	188.5	438.0
Total Liabilities and Equity	**431.8**	**398.2**	**655.3**	**964.5**

Latest 36-Month Stock Performance



Stock Price
400.00
350.00
300.00
250.00
200.00
150.00
100.00
50.00
0.00
11/22
11/23
11/24
11/25
Volume (in millions)
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
Volume
Price

Source: CapitalIQ

DRAFT

Tearsheet: GPC 9
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
RadNet, Inc.
Valuation as of November 24, 2025
(in $ Millions, except per share data)

RadNet, Inc. (NasdaqGM:RDNT)

RadNet, Inc., together with its subsidiaries, provides outpatient diagnostic imaging services in the United States and internationally. The company operates in two segments, Imaging Centers and Digital Health. Its services include magnetic resonance imaging, computed tomography, positron emission tomography, nuclear medicine, mammography, ultrasound, diagnostic radiology, fluoroscopy, and other related procedures, as well as multi-modality imaging services. The company also develops and sells computerized systems that distribute, display, store, and retrieve digital images; picture archiving communications systems and related services; and develops and deploys AI suites to enhance radiologist interpretation of breast, lung, and prostate images, as well as solutions for prostate cancer screening. In addition, it develops and delivers AI-powered health informatics solutions to drive quality, efficiency, and outcomes in imaging and radiology; informatics designed for outpatient radiology; and DeepHealth OS, a cloud-native operating system that helps in the operations of the radiology service. RadNet, Inc. was founded in 1981 and is headquartered in Los Angeles, California.

Overview	
Stock Exchange:	NasdaqGM
Website:	www.radnet.com
Employees:	8,773
Primary Industry:	Health Care Services
Primary SIC Code:	8071
S&P LT Rating:	B+
S&P LT Rating Date:	6/22/2023
Market Data	
IPO Date (Years)	35.1
Dividend Yield	NA
5 Year Beta	1.49
Float	69.3
Float %	0.9
Current Price (actual)	84.48
52 Week High ()	85.42
52 Week Low ()	45.00
Shares Outstanding (mln)	77.1
Equity Marketcap	6,517.3
Average Daily Trading Volume (in millions)	
Last Week	0.90
Last Month	0.89
Last 3 Months	0.71
Last 6 Months	0.74
Last Year	0.76
Per Share Items (actual)	
Basic EPS	-0.17
Diluted EPS	-0.17
Dividends per share	0.00

Financial Statements	FYE-2	FYE-1	FYE	LTM
INCOME STATEMENT	**12/31/2022**	**12/31/2023**	**12/31/2024**	**9/30/2025**
Total Revenues	**1,430.1**	**1,616.6**	**1,829.7**	**1,969.6**
Cost of Good Sold	1,264.3	1,273.9	1,457.8	1,611.1
Gross Profit	**165.7**	**342.7**	**371.9**	**358.5**
Gross Profit Margin (%)	*11.6%*	*21.2%*	*20.3%*	*18.2%*
Total Operating Expenses	115.9	245.8	259.4	274.6
EBIT	**49.8**	**96.9**	**112.6**	**83.9**
EBIT Margin (%)	*3.5%*	*6.0%*	*6.2%*	*4.3%*
Add: Depreciation and Amortization	115.9	128.4	137.8	147.3
EBITDA	**165.7**	**225.3**	**250.4**	**231.2**
EBITDA Margin (%)	*11.6%*	*13.9%*	*13.7%*	*11.7%*
Net Income	**10.7**	**3.0**	**2.8**	**(12.7)**
Net Income Margin (%)	*0.7%*	*0.2%*	*0.2%*	*-0.6%*
BALANCE SHEET	**12/31/2022**	**12/31/2023**	**12/31/2024**	**9/30/2025**
Total Cash & ST Investments	127.8	342.6	740.0	804.7
Total Receivables	185.3	189.0	227.7	222.9
Total Other Current Assets	54.0	47.7	51.5	50.2
Total Current Assets	**367.2**	**579.3**	**1,019.3**	**1,077.8**
Property, Plant & Equipment, Net	1,169.5	1,200.4	1,334.5	1,455.8
Goodwill and Intangible Assets, Net	783.9	770.1	792.0	952.4
Total Other Noncurrent Assets	113.3	140.7	140.9	179.2
Total Assets	**2,433.9**	**2,690.5**	**3,286.7**	**3,665.3**
Debt in Current Liabilities	70.0	74.0	81.3	85.8
Other Current Liabilities	396.7	363.5	398.4	489.1
Total Current Liabilities	**466.7**	**437.5**	**479.7**	**574.9**
Long-Term Debt	1,443.5	1,417.2	1,647.6	1,761.8
Other Noncurrent Liabilities	32.3	22.5	26.0	14.6
Total Liabilities	**1,942.5**	**1,877.1**	**2,153.3**	**2,351.3**
Total Equity	491.5	813.4	1,133.4	1,314.0
Total Liabilities and Equity	**2,433.9**	**2,690.5**	**3,286.7**	**3,665.3**

Latest 36-Month Stock Performance



Stock Price
100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
Volume (in millions)
11/22
11/23
11/24
11/25
Volume
Price

Source: CapitalIQ

DRAFT

Tearsheet: GPC 10
FONAR Corporation (NasdaqCM: FONR)
Fairness Opinion Prepared for FONAR Special Committee
Tenet Healthcare Corporation
Valuation as of November 24, 2025

(in $ Millions, except per share data)

DRAFT

Tenet Healthcare Corporation (NYSE:THC)

Tenet Healthcare Corporation operates as a diversified healthcare services company in the United States. The company operates through two segments: Hospital Operations and Services, and Ambulatory Care. Its general hospitals offer acute care services, operating and recovery rooms, radiology and respiratory therapy services, clinical laboratories, and pharmacies. The company also provides intensive and critical care, and/or coronary care units; cardiovascular, digestive disease, neurosciences, musculoskeletal, and obstetrics services; outpatient services, including physical therapy; tertiary care services, such as cardiothoracic surgery, complex spinal surgery, neonatal intensive care, and neurosurgery services; pediatric quaternary care services in heart, liver, and kidney transplants; and limb salvaging vascular procedure, acute level 1 trauma, intravascular stroke care, minimally invasive cardiac valve replacement, imaging technology, surgical robotic, and telemedicine access services. In addition, it offers a range of procedures and services, such as orthopedics, total joint replacement, and spinal and other musculoskeletal procedures; gastroenterology; pain management; otolaryngology; ophthalmology; and urology. It operates hospitals, ambulatory surgery centers, urgent care centers, imaging centers, surgical hospitals, off-campus emergency departments, and micro-hospitals. Tenet Healthcare Corporation was founded in 1967 and is headquartered in Dallas, Texas.

Overview	
Stock Exchange:	NYSE
Website:	www.tenethealth.com
Employees:	86,240
Primary Industry:	Health Care Facilities
Primary SIC Code:	8062
S&P LT Rating:	BB-
S&P LT Rating Date:	6/23/2025
Market Data	
IPO Date (Years)	54.6
Dividend Yield	NA
5 Year Beta	1.45
Float	87.1
Float %	1.0
Current Price (actual)	214.62
52 Week High ()	217.43
52 Week Low ()	109.82
Shares Outstanding (mln)	87.9
Equity Marketcap	18,861.9
Average Daily Trading Volume (in millions)	
Last Week	1.44
Last Month	1.21
Last 3 Months	1.11
Last 6 Months	1.33
Last Year	1.41
Per Share Items (actual)	
Basic EPS	14.70
Diluted EPS	14.57
Dividends per share	0.00

Financial Statements	FYE-2	FYE-1	FYE	LTM
INCOME STATEMENT	**12/31/2022**	**12/31/2023**	**12/31/2024**	**9/30/2025**
Total Revenues	**19,174.0**	**20,548.0**	**20,665.0**	**20,846.0**
Cost of Good Sold	12,126.0	12,743.0	12,456.0	12,285.0
Gross Profit	**7,048.0**	**7,805.0**	**8,209.0**	**8,561.0**
Gross Profit Margin (%)	*36.8%*	*38.0%*	*39.7%*	*41.1%*
Total Operating Expenses	4,563.0	5,010.0	4,991.0	4,915.0
EBIT	**2,485.0**	**2,795.0**	**3,218.0**	**3,646.0**
EBIT Margin (%)	*13.0%*	*13.6%*	*15.6%*	*17.5%*
Add: Depreciation and Amortization	841.0	870.0	818.0	825.0
EBITDA	**3,326.0**	**3,665.0**	**4,036.0**	**4,471.0**
EBITDA Margin (%)	*17.3%*	*17.8%*	*19.5%*	*21.4%*
Net Income	**411.0**	**611.0**	**3,200.0**	**1,354.0**
Net Income Margin (%)	*2.1%*	*3.0%*	*15.5%*	*6.5%*
BALANCE SHEET	**12/31/2022**	**12/31/2023**	**12/31/2024**	**9/30/2025**
Total Cash & ST Investments	858.0	1,228.0	3,019.0	2,975.0
Total Receivables	4,039.0	3,946.0	3,609.0	3,773.0
Total Other Current Assets	1,084.0	1,993.0	1,054.0	1,062.0
Total Current Assets	**5,981.0**	**7,167.0**	**7,682.0**	**7,810.0**
Property, Plant & Equipment, Net	7,591.0	7,319.0	7,086.0	6,091.0
Goodwill and Intangible Assets, Net	11,547.0	11,675.0	12,088.0	12,506.0
Total Other Noncurrent Assets	2,037.0	2,151.0	2,080.0	3,011.0
Total Assets	**27,156.0**	**28,312.0**	**28,936.0**	**29,418.0**
Debt in Current Liabilities	352.0	324.0	296.0	85.0
Other Current Liabilities	4,124.0	4,436.0	4,014.0	4,475.0
Total Current Liabilities	**4,476.0**	**4,760.0**	**4,310.0**	**4,560.0**
Long-Term Debt	15,980.0	15,889.0	14,031.0	13,102.0
Other Noncurrent Liabilities	2,092.0	2,155.0	2,048.0	3,056.0
Total Liabilities	**22,548.0**	**22,804.0**	**20,389.0**	**20,718.0**
Total Equity	4,608.0	5,508.0	8,547.0	8,700.0
Total Liabilities and Equity	**27,156.0**	**28,312.0**	**28,936.0**	**29,418.0**

Latest 36-Month Stock Performance


250.00
200.00
150.00
100.00
50.00
0.00
Stock Price
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Volume (in millions)
11/22
11/23
11/24
11/25
Volume
Price

Source: CapitalIQ